UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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AmREIT

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AmREIT
8 Greenway Plaza, Suite 1000
Houston, Texas 77046
Notice of Annual Meeting of Shareholders
To be Held May 20, 2009

To Our Shareholders:

          You are invited to attend the annual meeting of shareholders of AmREIT, to be held at 8 Greenway Plaza, Suite 1000, Houston, Texas, on Wednesday, May 20, 2009, at 10:00 a.m., Central Daylight Time. The purpose of the meeting is to vote on the following proposals:

Proposal One:	To elect four trust managers to serve until their successors are duly elected and qualified.

Proposal Two:

To consider and vote upon a proposal to change our state of organization from Texas to Maryland pursuant to a merger (the “Merger”) of AmREIT directly with and into a Maryland real estate investment trust formed for the sole purpose of the reorganization, and the conversion of each outstanding common share of beneficial interest of any class of AmREIT into one common share of beneficial interest of the same class of the surviving Maryland real estate investment trust (the “Reorganization”). Approval of the Reorganization and Merger shall constitute approval of all of the provisions set forth in the declaration of trust of the surviving Maryland real estate investment trust.

Proposal Three:	To transact any other business that may properly be brought before the annual meeting or any adjournments or postponements thereof.

          The board of trust managers has fixed the close of business on March 27, 2009 as the record date for determining shareholders entitled to notice of and to vote at the annual meeting. A form of proxy card and a copy of our annual report to shareholders for the fiscal year ended December 31, 2008 are enclosed with this notice of annual meeting and proxy statement.

YOUR VOTE IS IMPORTANT

           Submitting your proxy does not affect your right to vote in person if you attend the Annual Meeting. Instead, it benefits us by reducing the expenses of additional proxy solicitation. Therefore, you are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before its exercise by (i) delivering written notice of revocation to our Corporate Secretary, Chad C. Braun, at the above address, (ii) submitting to us a duly executed proxy card bearing a later date, (iii) voting via the telephone at a later date, or (iv) appearing at the Annual Meeting and voting in person; provided, however, that no such revocation under clause (i) or (ii) shall be effective until written notice of revocation or a later dated proxy card is received by our Corporate Secretary at or before the Annual Meeting, and no such revocation under clause (iii) shall be effective unless received on or before 11:59 p.m., Central Daylight Time, on May 19, 2009.

          When you submit your proxy, you authorize H. Kerr Taylor and Chad C. Braun or either one of them, each with full power of substitution, to vote your shares at the Annual Meeting in accordance with your instructions or, if no instructions are given, to vote for the election of the director nominees, to vote for the Reorganization and to vote on any adjournments or postponements of the Annual Meeting. The Company’s Annual Report for the year ended December 31, 2008 is also enclosed, although it does not constitute part of this proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING TO BE HELD ON MAY 20, 2009:

          This proxy statement and AmREIT’s Annual Report to Shareholders for the fiscal year ended December 31, 2008 are available at http://amreit.com/fw/main/Proxy-1257.html.

BY ORDER OF THE BOARD OF TRUST MANAGERS

H. Kerr Taylor
Chairman of the Board, Chief Executive Officer,
and President

April 7, 2009 Houston, Texes

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS Wednesday, May 20, 2009

AmREIT
8 Greenway Plaza, Suite 1000
Houston, Texas 77046

          The board of trust managers of AmREIT is soliciting proxies to be used at the 2009 Annual Meeting of shareholders to be held at 8 Greenway Plaza, Suite 1000, Houston, Texas, on Wednesday, May 20, 2009, at 10:00 a.m., Central Daylight Time. This proxy statement, accompanying proxy and annual report to shareholders for the fiscal year ended December 31, 2008 are first being mailed to shareholders on or about April 6, 2009. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute part of this proxy statement.

Who Can Vote

          Only shareholders of record as of the close of business on March 27, 2009, are entitled to notice of and to vote at the annual meeting. As of March 27, 2009, we had approximately 5,279,084 Class A common shares, 4,139,802 Class C common shares and 11,039,914 Class D common shares outstanding (collectively, the “shares”). Each holder of record of the shares on the record date is entitled to one vote on each matter properly brought before the annual meeting for each share held. All classes of common shares vote as a single class on all matters properly brought before the annual meeting.

How You Can Vote

          Shareholders cannot vote at the annual meeting unless the shareholder is present in person or represented by proxy. You may vote using any of the following methods:

•

BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares in favor of Proposal One.

•

BY PHONE: Call 1-800-560-1965 and use any touch-tone telephone to transmit your voting instruction up until 12:00 p.m. Central Daylight Time on May 19, 2009. Have your proxy card in hand when you call and then follow the instructions as prompted.

•

BY INTERNET: Go to www.eproxy.com/amy and use the Internet to transmit your voting instructions and for electronic delivery of information until 12:00 p.m. Central Daylight Time on May 19, 2009. Have your proxy card in hand when you access the Web site and then follow the instructions.

•

BY ATTENDING THE ANNUAL MEETING IN PERSON: The Annual Meeting will be held at 10:00 a.m., Central Daylight Time, at 8 Greenway Plaza, Suite 1000 Houston, Texas 77046. You may revoke your proxy at any time before it is exercised by:

▪	Giving written notice of revocation to our Executive Vice President and Secretary, Chad C. Braun, at AmREIT, 8 Greenway Plaza, Suite 1000, Houston, Texas 77046;

▪	Timely delivering a properly executed, later-dated proxy; or

▪	Voting in person at the annual meeting.

          Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the annual meeting. If no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted in favor of Proposals One and Two. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the annual meeting.

Required Vote

          The presence, in person or represented by proxy, of the holders of a majority of the shares (10,226,360 shares) entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting or if there are not sufficient votes to approve a proposal, the chairman of the annual meeting, or, if a shareholder vote is called, a majority of the shareholders, present in person or represented by proxy, may adjourn the annual meeting from time to time with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.

          The affirmative vote of the majority of the votes cast is required to elect trust managers. To be approved, Proposal Two, the Reorganization of the Company in Maryland, must receive the affirmative vote of two-thirds of the shares entitled to vote at the annual meeting.

          Votes cast by proxy or in person will be counted by two persons appointed by us to act as inspectors for the annual meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present for the purpose of determining the presence of a quorum; however, abstentions will not be counted in the tabulation of votes cast on proposals presented to shareholders. However, with respect to Proposal Two, abstentions will have the same effect as a vote against the Reorganization.

          The Texas Real Estate Investment Trust Act and our bylaws do not specifically address the treatment of abstentions and broker non-votes. The election inspectors will treat shares referred to as “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). With respect to Proposal Two, broker non-votes will have the same effect as a vote against the Reorganization.

Cost of Proxy Solicitation

          The cost of soliciting proxies will be borne by us. Proxies may be solicited on our behalf by our trust managers, officers or employees in person, by telephone, facsimile or by other electronic means. None of such persons shall receive compensation for such services.

          In accordance with SEC regulations, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials and soliciting proxies from the beneficial owners of shares.

Householding of Proxy Materials

          The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

          Brokers may be householding our proxy materials by delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a shareholder of record. You can notify us by sending a written request to: Executive Vice President and Secretary, Chad C. Braun, at AmREIT, 8 Greenway Plaza, Suite 1000, Houston, Texas 77046; or by calling to 713-850-1400. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

PROPOSAL ONE
ELECTION OF TRUST MANAGERS

          Pursuant to the Texas Real Estate Investment Trust Act, our amended and restated declaration of trust and our amended and restated bylaws, our business, property and affairs are managed under the direction of the board of trust managers. At the annual meeting, four trust managers will be elected by the shareholders, each trust manager to serve until his successor has been duly elected and qualified, or until the earliest of his death, resignation or retirement.

          The persons named in the enclosed proxy will vote your shares as you specify on the enclosed proxy form. If you return your properly executed proxy but fail to specify how you want your shares voted, the shares will be voted in favor of the nominees listed below. Our board of trust managers has proposed the following nominees for election as trust managers at the annual meeting.

Nominees

          H. Kerr Taylor. For a description of the business experience of Mr. Taylor, see “Management.”

          Robert S. Cartwright, Jr. - Mr. Cartwright, age 58, has been a trust manager or director of our company or our predecessor corporation since 1993. Mr. Cartwright is a Professor of Computer Science at Rice University. Mr. Cartwright earned a bachelor’s degree magna cum laude in Applied Mathematics from Harvard College (Phi Beta Kappa) in 1971 and a doctoral degree in Computer Science from Stanford University in 1977. Mr. Cartwright has been a member of the Rice faculty since 1980 and twice served as department Chair. Mr. Cartwright has compiled an extensive record of professional service. He is a Fellow of the Association for Computing Machinery (ACM), a member of the Sun Microsystems Developer Advisory Council, and the Computer Science Advisory Committee for Prairie View A&M University. He served on the ACM Education Board from 1997 to 2006 and the Board of Directors of the Computing Research Association from 1994 to 2000. Mr. Cartwright has served as a charter member of the editorial boards of two professional journals and has also chaired several major ACM conferences. From 1991-1996, he was a member of the ACM Turing Award Committee, which selects the annual recipient of the most prestigious international prize for computer science research.

          Philip Taggart - Mr. Taggart, age 78, has been a trust manager or director of AmREIT or our predecessor corporation since 2000. Mr. Taggart has specialized in investor relations activities since 1964 and is the President and Chief Executive Officer of Taggart Financial Group, Inc. He is the co-author of the book “Taking Your Company Public”, and has provided communications services for 58 initial public offerings, more than 200 other new issues, 210 mergers and acquisitions, 3,500 analyst meetings and annual and quarterly reports for over 25 years. Mr. Taggart serves on the boards of International Expert Systems, Inc. and served on the board of the Foundation of Texas State Technical College for 10 years. A distinguished alumnus of the University of Tulsa, he also has been a university instructor in investor relations at the University of Houston.

          H. L. “Hank” Rush, Jr. – Mr. Rush, age 57, has been a trust manager of AmREIT since 2006 and currently serves as our Lead Independent Trust Manager. In 2008, Mr. Rush was appointed to serve as the President and CEO of The Star of Hope Mission, Houston’s 102 year old mission to Houston’s homeless. This role answers a life-long desire to serve in full-time ministry while utilizing the business skills developed in his professional life. Mr. Rush formerly served as Executive Vice President and Chief Operating Officer, President and CEO of various subsidiaries, and a member of the Compensation Committee of the Board of Directors of PropertyInfo Corporation, a wholly owned subsidiary of Stewart Information Services Corp. from 2005 to 2008. This corporation provides real estate information and online software tools for the title, realtor, lender, builder/developer and government sectors of the real estate industry. He has over 20 years of senior executive and start-up management experience in IT development and outsourcing, residential and commercial construction and energy. Prior to joining PropertyInfo Corporation, Mr. Rush served as chairman and co-founder of EC Power, Inc. for ten years, an internet transaction services company. In addition, he founded and served for eight years as President and Chief Executive Officer of a high-end residential construction company in Houston and served as a senior executive with BMC Software, Inc., where he managed the initial phase of BMC’s new headquarters land acquisition and construction. Texas Eastern Corp., now a part of Duke Energy, was his professional home for almost 17 years prior to his move to BMC.

          The governance committee will consider trust manager candidates nominated by shareholders. Recommendations, including the nominee’s name and an explanation of the nominee’s qualifications should be sent to Robert Cartwright, Nominating and Corporate Governance Committee Chairman, 8 Greenway Plaza, Suite 1000, Houston, Texas 77046. The procedure for nominating a person for election as a trust manager is described under “Shareholder Nominees” on page 9.

          Our board of trust managers unanimously recommends that you vote FOR the election of trust managers as set forth in Proposal One.

Meetings and Committees of the Board of Trust Managers

          General. During the fiscal year ended December 31, 2008, our board of trust managers held four regular quarterly meetings and five special meetings. Each of the trust managers attended all meetings held by our board of trust managers and all meetings of each committee of our board of trust managers on which such trust managers served during the fiscal year ended December 31, 2008. All of our trust managers were in attendance either in person or by teleconference, at our annual shareholders’ meeting in June 2008. Our board of trust managers has an executive committee, pricing committee, audit committee, compensation committee and nominating and corporate governance committee.

Name	Executive Committee	Pricing Committee	Audit Committee	Compensation	Nominating and Corporate Governance
H. Kerr Taylor*	x	x
Robert S. Cartwright, Jr.			x	x	x
G. Steven Dawson (1)		x	x	x	x
Philip Taggart			x	x	x
H. L. “Hank” Rush, Jr.			x	x	x

* Chairman of the Board
(1) Mr. Dawson resigned from the board effective September 5, 2008.

          Pricing Committee. The pricing committee is authorized to exercise all the powers of the board of trust managers in connection with the offering, issuance and sale of our securities. The pricing committee did not meet during 2008.

          Audit Committee. Our audit committee consists of Mr. Cartwright, Mr. Taggart, and Mr. Rush. Our audit committee met five times during the fiscal year ended December 31, 2008. Our audit committee is comprised entirely of trust managers who meet the independence and financial literacy requirements of the NYSE Alternext U.S. listing standards. Effective September 5, 2008, G. Steven Dawson, who served as our audit committee financial expert, resigned from his position as a trust manager. We are conducting a search for a replacement independent trust manager and audit committee financial expert and we intend to complete the process as soon as practicable. Our audit committee operates under its charter, which is available on our website at www.amreit.com. Our audit committee’s responsibilities include preparing the audit committee report for inclusion in the annual proxy statement, reviewing the audit committee charter and the audit committee’s performance, providing assistance to our board in fulfilling its responsibilities with respect to oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditors’ qualifications, performance and independence, and the performance of our outsourced internal audit function. In accordance with its charter, the audit committee has authority to recommend to the board the selection of the independent auditors, who report directly to the committee, approve the engagement fee of the independent auditors and pre-approve the audit services and any permitted non-audit services they may provide to us. In addition, our audit committee reviews the scope of audits as well as the annual audit plan, evaluates matters relating to our audit and internal controls and approves all related party transactions. The audit committee also oversees investigations into complaints concerning financial matters. Our audit committee holds separate executive sessions, outside the presence of senior management, with our independent auditors.

          Compensation Committee. Our compensation committee consists of Mr. Taggart (chairman), Mr. Cartwright, and Mr. Rush. Our compensation committee is comprised entirely of trust managers who meet the independence requirements of the NYSE Alternext U.S. listing standards established under the Sarbanes-Oxley Act of 2002. Our compensation committee operates under its charter, which is available on our website at www.amreit.com. The compensation committee’s responsibilities include establishing our general compensation philosophy, overseeing our compensation programs and practices, including incentive and equity-based compensation plans, reviewing and approving executive compensation plans in light of corporate goals and objectives, evaluating the performance of our chief executive officer in light of these criteria and establishing our chief executive officer’s compensation level based on such evaluation, evaluating the performance of the other executive officers and their salaries, bonus and incentive and equity compensation, reviewing and making recommendations concerning proposals by management regarding compensation, bonuses, employment agreements, loans to non-executive employees and other benefits and policies respecting such matters for employees. The committee may delegate its responsibilities to a sub committee and may retain consultants or advisors to assist it in carrying out its duties. The compensation committee met two times during the fiscal year ended December 31, 2008.

          Nominating and Corporate Governance Committee. The nominating and corporate governance committee consists of Mr. Cartwright (chairman), Mr. Rush, and Mr. Taggart. Our nominating and corporate governance committee operates under its charter, which is available on our website at www.amreit.com. The committee’s duties include adopting criteria for recommending candidates for election or re-election to our board and its committees, retaining consultants or advisors to assist in the identification or evaluation of prospective trust managers, considering issues and making recommendations regarding the size and composition of our board. The committee will also consider nominees for trust manager suggested by shareholders in written submissions to Mr. Cartwright, our committee chairman. The nominating and corporate governance committee met two times during the fiscal year ended December 31, 2008.

GOVERNANCE OF THE COMPANY

Board of Trust Managers

          Pursuant to our declaration of trust and our bylaws, our business, property and affairs are managed under the direction of our board of trust managers. Members of our board are kept informed of our business through discussions with the chairman of the board and our officers, by reviewing materials provided to them and by participating in meetings of our board and its committees. Board members have complete access to the Company’s management team and the independent auditors. Our board and each of the key committees—pricing, audit, compensation, nominating and corporate governance—also have authority to retain, at our expense, outside counsel, consultants or other advisors in the performance of their duties. Our Corporate Governance Guidelines require that a majority of the trust managers be independent.

Statement on Corporate Governance

          We are dedicated to establishing and maintaining the highest standards of corporate governance. The board has implemented many corporate governance measures designed to serve the long-term interests of our shareholders and further align the interests of trustees and management with our shareholders. The major measures approved by the board, through the adoption of a Code of Business Conduct and Ethics and Corporate Governance Guidelines and enacted by us include:

•	prohibiting the re-pricing of options under our incentive plan;

•	increasing the overall independence of our board and its committees;

•	scheduling executive sessions of the non-management trust managers on a regular basis;

•	conducting annual evaluations of our board, Committees and individual trust managers;

•	establishing share ownership guidelines for our senior officers and trust managers;

•	requesting trust managers to visit properties every year;

•	limiting members of our audit committee to service on not more than three other public company audit committees without prior board approval;

•	adopting a pre-approval policy for audit and non-audit services;

•	limiting the CEO’s service to not more than three other public company boards;

•	reviewing and revising the existing audit committee charter; and

•	adopting formal charters for our board committees.

          Executive Sessions. Pursuant to the our Corporate Governance Guidelines, our non-management trust managers are required to meet in separate executive sessions at least three times a year. Our non-management trust managers met in executive sessions 6 times during the year ended December 31, 2008. These trust managers may invite the chief executive officer or others, as they deem appropriate, to attend a portion of these sessions.

          Contacting the Board. Our board welcomes your questions and comments. If you would like to communicate directly with our board, or if you have a concern related to our business ethics or conduct, financial statements, accounting practices or internal controls, then you may submit your correspondence to the chairman of our audit committee at our principal executive office.

          Code of Business Conduct and Ethics. Our board has adopted a Code of Business Conduct and Ethics that applies to all trust managers, officers and employees, including our principal executive officer, principal financial officers and principal accounting officers. The purpose of the Code of Business Conduct and Ethics is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships to promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us; and to promote compliance with all applicable rules and regulations that apply to the Company and our officers and trust managers. If our board amends any provisions of the Code of Business Conduct and Ethics that apply to our chief executive officer or senior financial officers or grants a waiver in favor of any such persons, it will promptly publish the text of the amendment or the specifics of the waiver on our website.

          As you may be aware, there has been a dramatic and continuing evolution of ideas about sound corporate governance. We intend to continue to act promptly to incorporate not only the actual requirements of rules adopted but additional voluntary measures we deem appropriate. Charters for our board committees and our Corporate Governance Guidelines and Code of Business Conduct and Ethics may be viewed on our website at www.amreit.com under the Investor section. In addition, we will mail copies of our Corporate Governance Guidelines to shareholders upon their request.

Trust Manager Nomination Procedures

          Trust Manager Qualifications. Our nominating and corporate governance committee has established policies for the desired attributes of our board as a whole. The board seeks to ensure that a majority of its members are independent, as that term is defined by the NYSE Alternext U.S. listing standards. Each trust manager generally may not serve as a member of more than six other public company boards. Each member of our board must possess the individual qualities of integrity and accountability, informed judgment, financial literacy, maintain high performance standards, and must be committed to representing our long-term interests. Above all, we look to people who possess high character, competence, communication skills and the ability to engender chemistry among peers. In addition, trust managers must be committed to devoting the time and effort necessary to be responsible and productive members of our board. Our board values diversity, in its broadest sense, reflecting, but not limited to, profession, geography, gender, ethnicity, skills and experience.

          Identifying and Evaluating Nominees. Our nominating and corporate governance committee regularly assesses the appropriate number of trust managers comprising our board, and whether any vacancies on our board are expected due to retirement or otherwise. The nominating and corporate governance committee may consider those factors it deems appropriate in evaluating trust manager candidates including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to us, experience and skill relative to other board members, and specialized knowledge or experience. Depending upon the current needs of our board, certain factors may be weighed more or less heavily by the nominating and corporate governance committee. In considering candidates for our board, the nominating and corporate governance committee evaluates the entirety of each candidate’s credentials and, other than the eligibility requirements established by our nominating and corporate governance committee, does not have any specific minimum qualifications that must be met by a nominee. The nominating and corporate governance committee considers candidates for the board from any reasonable source, including current board members, shareholders, professional search firms or other persons. The nominating and corporate governance committee does not evaluate candidates differently based on who has made the recommendation. The nominating and corporate governance committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.

          Shareholder Nominees. Our bylaws permit shareholders to nominate trust managers for consideration at an annual meeting of shareholders. The nominating and corporate governance committee will consider properly submitted shareholder nominees for election to our board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Such nominations may be made by a shareholder entitled to vote who delivers written notice along with the additional information and materials required by the bylaws to the corporate secretary not later than the close of business on the 70th day, and not earlier than the close of business on the 90th day, prior to the anniversary of the preceding year’s annual meeting. For our annual meeting in the year 2010, the secretary must receive this notice after the close of business on February 19, 2010, and prior to the close of business on March 11, 2010. You can obtain a copy of the full text of the bylaw provision by contacting the Secretary of AmREIT, 8 Greenway Plaza, Suite 1000, Houston, Texas 77046.

          Any shareholder nominations proposed for consideration by the nominating and corporate governance committee should include the nominee’s name and sufficient biographical information to demonstrate that the nominee meets the qualification requirements for board service as set forth under “Trust Manager Qualifications”, as well as all information relating to the trust manager nominee that is required pursuant to Regulation 14A of the Securities Exchange Act of 1934. The nominee’s written consent to the nomination should also be included with the nomination submission, which should be addressed to: AmREIT, 8 Greenway Plaza, Suite 1000, Houston, Texas 77046, Attn: Chief Financial Officer and Secretary.

Independence of Trust Managers

          Pursuant to our Corporate Governance Guidelines, which require that a majority of our trust managers be independent as the term is defined by the listing standards of the NYSE Alternext U.S., our board undertook a review of the independence of trust managers nominated for election at the meeting. During this review, our board considered any transactions and relationships during the prior year between us and each trust manager or any member of his or her immediate family, of which there were none. As provided in the Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the trust manager is independent pursuant to NYSE Alternext U.S. listing standards.

          As a result of this review, our board affirmatively determined that all the trust managers nominated for election at the 2009 annual meeting are independent, as described above with the exception of Mr. Taylor. In addition, Mr. Dawson, who resigned effective September 5, 2008, was determined to be independent as described above.

Trust Manager Compensation Table

          The following table provides compensation information for the one year period ended December 31, 2008 for each non-officer member of our board of trust managers.

Trust Manager Compensation for the Year Ended December 31, 2008

Name	Fees Earned or Paid in Cash (1) ($)	Share Awards (2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

G. Steven Dawson (3)	$23,000	$47,118	$—	$—	$—	$70,118

Robert Cartwright (4)	21,000	30,328	—	—	—	48,828

Philip Taggart (5)	28,500	24,729	—	—	—	46,229

H. L. “Hank” Rush, Jr. (6)	30,000	11,223	—	—	—	41,223

(1)

Each non-employee trust manager received an annual retainer fee of $12,000. Additionally, each non-employee trust manager received fees for attending board meetings and committee meetings as follows: $1,000 for each board meeting attended in person, $1,000 for each audit committee meeting attended in person, $1,000 for each compensation, nominating and corporate governance or pricing committee meetings attended in person, and $1,000 for each board or committee meeting attended via teleconference. The audit committee chairman received $5,000. The chairman for each other committee received $3,000, respectively. Each non-employee trust manager can elect to defer up to $10,000 of cash compensation into restricted shares with a 25% premium ($10,000 of cash deferred into $12,500 in shares). The restricted shares vest 33% on the date of grant and equally on each of the next two anniversaries.

(2)

Each non-employee trust manager received an award of 2,000 restricted shares that vest 33% on the date of grant and equally on each of the next two anniversaries. Additionally, the Lead Independent Trust Manager receives an additional award of 2,000 restricted shares that vest the same way. The amounts reflected in the table above reflects the value of the restricted share awards that vested during 2008.

(3)	Mr. Dawson resigned from the board effective September 5, 2008.
(4)	Mr. Cartwright holds an aggregate of 2,495 shares in unvested share awards.
(5)	Mr. Taggart holds an aggregate of 2,247 shares in unvested share awards.
(6)	Mr. Rush holds an aggregate of 3,333 shares in unvested share awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of our common shares as of March 23, 2009 by (1) each person known by us to own beneficially more than 5% of our outstanding common shares, (2) all current trust managers, (3) each current named executive officer, and (4) all current trust managers and current named executive officers as a group. The number of shares beneficially owned by each entity, person, trust manager or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has a right to acquire as of May 22, 2009 (60 days after March 23, 2009) through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Voting Common shares
H. Kerr Taylor – Chairman, President & CEO	1,266,358	(1)	6.19%
Robert S. Cartwright – Trust Manager	39,791	(1)	*
Philip Taggart – Trust Manager	24,374	(1)	*
H. L. “Hank” Rush, Jr. – Trust Manager	16,400	(1)	*
Chad C. Braun – Secretary, CFO and Executive VP	95,979	(1)	*
All trust managers and executive officers as a group (6)	1,442,902		7.06%
All other employees combined (40)	365,507		1.79%
All trust managers, executive officers, and employees as a group (46)	1,808,409		8.85%

* Less than 1%.

(1)

Management and our Trust Managers only have beneficial ownership of our Class A common shares. However, because all share classes vote as a single class, their percent of voting common shares is a calculation of their ownership of our Class A common shares divided by our total shares outstanding (Class A, Class C and Class D).

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires our trust managers and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in our securities with the SEC. Executive officers, trust managers and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file with the SEC. Based solely upon a review of the reports furnished to us, or filed by us, with respect to fiscal 2008, we believe that all SEC filing requirements applicable to our trust managers, executive officers and 10% beneficial owners were satisfied.

EXECUTIVE OFFICERS AND MANAGEMENT

          The following table sets forth our executive officers and management.

Name	Age	Principal Occupation

H. Kerr Taylor *	58	President and CEO
Chad C. Braun *	37	Executive Vice President & CFO
Tenel H. Tayar	39	Senior Vice President & CIO
Charles Scoville	49	Managing VP & Director of Leasing/Property Management
Brett Treadwell	39	Managing VP – Finance & Chief Accounting Officer

* - Indicates our Executive Officers

Business Experience

          H. Kerr Taylor. As founder, Chairman of our Board and Chief Executive Officer, Mr. Taylor is responsible for overseeing the building of our fine team of professionals, cultivating the “4C” corporate culture, directing our strategic initiatives and expanding our investor and partner relationships. Since founding AmREIT in 1985, Mr. Taylor has led the growth of our team from three to more than 50 professionals, has grown our property portfolio to one approaching a $1 billion of primarily Irreplaceable CornersTM, and has increased our investor base to more than 6,000 shareholders and partners.

Education

▪	Bachelor of Arts degree from Trinity University
▪	Masters of Business Administration from Southern Methodist University
▪	Doctor of Jurisprudence from South Texas College of Law
▪	Post baccalaureate studies at the College of Biblical Studies and Harvard Business School

Industry Commitments

▪	Board member of Houston’s Uptown District
▪	Past board member of Park National Bank (now Frost Bank)
▪	Lifetime member of the International Council of Shopping Centers
▪	Member, Urban Land Institute
▪	Member, Texas Bar Association

Community Commitments

▪	Chairman of the Board and founder of Pathways for Little Feet
▪	Past Chairman of the Board of LifeHouse of Houston
▪	Past Co-Chairman of the Board of Millennium Relief and Development, Inc.
▪	Elder of First Presbyterian Church and Chairman of its Strategic Planning Committee

          Chad C. Braun. As our Executive Vice President and Chief Financial Officer, and President of AmREIT Securities Company, Mr. Braun is responsible for leading the corporate finance and accounting team as well as our equity capital and debt structuring initiatives. Mr. Braun joined us in 1999, and has helped lead our growth from $100 million in assets to approximately $1 billion in real estate assets. Prior to joining us in 1999, Mr. Braun served as a manager in the real estate advisory services group at Ernst & Young, LLP where he provided extensive consulting and audit services to a number of Real Estate Investment Trusts, private real estate companies and other Fortune 500 companies. Mr. Braun is one of our two executive officers.

Education
▪	Bachelor of Business Administration degree in accounting and in finance from Hardin-Simmons University
▪	Certified Public Accountant in the State of Texas
▪	Series 63, 7 licenses and the Series 24 principal license and the Series 27 financial principal license

Industry Commitments
▪	Member, National Association of Real Estate Investment Trusts
▪	Member, Texas Society of Certified Public Accountants
▪	Member, Investment Program Association

Community Commitments
▪	Member, Metropolitan Baptist Church in Houston, Texas

                    Tenel Tayar. Mr. Tayar serves as our Senior Vice President and Chief Investment Officer. Mr. Tayar has been with AmREIT since January 2003 and leads the team that is responsible for creating and executing the investment strategy for AmREIT and its advisory funds. Under Mr. Tayar’s leadership, this team has sourced, negotiated and closed over $700 million in real estate transactions. Mr. Tayar has 16 years of real estate experience. Prior to joining AmREIT, he served as the director of finance at The Woodlands Operating Company where he directed dispositions, construction financing and permanent financing for office, retail, industrial, land and multi-family properties, resulting in over $300 million in real estate transactions.

Education
▪	Bachelor of Business Administration in finance from the University of Texas at Austin
▪	Masters of Business Administration from Southern Methodist University

Industry Commitments
▪	Member of the International Council of Shopping Centers
▪	Member of the Urban Land Institute
▪	Licensed Texas Real Estate Broker

          Charles Scoville. Mr. Scoville serves as our Managing Vice President and Director of Leasing and Property Management. Mr. Scoville leads the leasing and property management team for AmREIT’s property and advisory portfolio. In that capacity, he supervises a team of 10 leasing and property management professionals who are dedicated to enhancing the value of AmREIT properties on a daily basis. Prior to joining AmREIT in 2007, Mr. Scoville was vice president of leasing for the Southwest Region of New Plan Excel Realty Trust, one of the nation’s largest retail REITs. In that capacity, he was responsible for all leasing activities for a portfolio of over 100 shopping centers in seven states. Mr. Scoville began his commercial real estate career in 1980 as a project leasing agent for a Texas-based shopping center development firm. Since then, he has been active in the industry in various roles including acquisitions, dispositions, development, and property management in addition to leasing.

Education
▪	Bachelor of Business Administration with a concentration in real estate from Southern Methodist University

Industry Commitments
▪	Active member of the International Council of Shopping Centers
▪	Certified Shopping Center Manager (CSM) since 1992
▪	Licensed Texas Real Estate Broker since 1980

Community Commitments
▪	Member of the Clear Lake Shores Economic Development Commission Advisory Committee

          Brett P. Treadwell. Mr. Treadwell serves as our Managing Vice president of Finance and Chief Accounting Officer. Mr. Treadwell is responsible for leading AmREIT’s financial reporting team as well as assisting in the setting and execution of AmREIT’s strategic financial initiatives. He oversees our filings with the Securities & Exchange Commission, our periodic internal reporting to management and our compliance with the Sarbanes-Oxley Act of 2002. Mr. Treadwell has over 17 years of accounting, financial, and SEC reporting experience and prior to joining us in 2004, he served as a senior manager with Arthur Andersen LLP and most recently with PricewaterhouseCoopers, LLP. He has provided extensive audit services, regularly dealt with both debt and equity offerings for publicly traded and privately owned clients in various industries and has strong experience with SEC reporting and registration statements and offerings.

Education
▪	Mr. Treadwell graduated Magna Cum Laude from Baylor University with a Bachelor of Business Administration and subsequently earned the CPA designation.

Industry Commitments
▪	Member, National Association of Real Estate Investment Trusts
▪	Member, Texas Society of Certified Public Accountants.

Community Commitments
▪	Member, Chapelwood United Methodist Church
▪	Member, Audit Committee of Ronald McDonald House
▪	Volunteer, Child Advocates of Houston
▪	Advisory Board Member - Baylor Business Network of Houston

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

          The compensation committee (for purposes of this analysis, the “Committee”) of our board has responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy. The Committee ensures that the total compensation paid to our executive leadership team is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to members of the executive leadership team, including the named executive officers, are similar to those provided to other executive officers at other Real Estate Investment Trusts. Throughout this proxy statement, the individuals who served as President and Chief Executive Officer and Executive Vice President and Chief Financial Officer during fiscal 2008, are referred to as the “named executive officers.”

Compensation Objectives and Philosophy

          The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by us, and which aligns executives’ interests with those of the shareholders by rewarding performance above established goals, with the ultimate objective of improving shareholder value. The Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Committee believes executive compensation packages provided by us to our executives, including the named executive officers, should include both cash and share-based compensation that reward performance as measured against established goals.

          The Committee believes that measures such as FFO and growth in assets play an important part in the decision making, however, the Committee also recognizes that often outside forces beyond the control of management, such as economic conditions, capital market conditions, changing retail and real estate markets and other factors, may contribute to less favorable near term results. The Committee also strives to assess whether management is making the right strategic decisions that will allow the Company to succeed over the long term and build long term shareholder value. These may include ensuring that we have the appropriate leasing pipelines to ensure a future stream of recurring and increasing revenues, assessing our risks associated with real estate markets and tenant credit, managing our debt maturities, and determining whether our staffing and G&A is appropriate given our projected operating requirements.

Role of Executive Officers in Compensation Decisions

          The Committee makes the compensation decisions for our President and Chief Executive Officer and establishes the general parameters within which the Chief Executive Officer establishes the compensation for our other executive officers and management team, including our Chief Financial Officer. The Committee also approves recommendations regarding equity awards to all of our other officers and employees.

          H. Kerr Taylor, our President and Chief Executive Officer, annually reviews the performance of our other executive officers. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustment or award. The Committee reviews the performance of our named executive officers.

Peer Groups for Executive Compensation Purposes

          The Committee used the 2008 NAREIT Compensation and Benefits Survey and the 2008 Real Estate Executive Compensation Review (the “Compensation Surveys”) to assist it in considering compensation for executive officers. The Committee relied on the Compensation Survey to provide it with relevant market data to consider when making compensation decisions for our executive officers. The information provided from the various REITs was based on 2007 compensation data, which was the most recent available data.

          For executive compensation purposes, we started with the established retail REIT peer group of:

Acadia Realty Trust	Kite Realty Group Trust
Cedar Shopping Centers, Inc.	Ramco-Gershenson Properties Trust
Equity One, Inc.	Saul Centers, Inc.
Tanger Factory	Urstadt Biddle Properties Inc.
Inland Real Estate Corporation

          The REIT peer group had total capitalization ranging from approximately $693 million to $16.6 billion, with a median of $2.5 billion. Our total capitalization at that time was $625 million, including $285 million of total capitalization in our managed funds through our asset advisory group.

          As such, we further refined the peer group for compensation purposes to those companies that more closely approximated our total capitalization. Therefore, the following REITs, whose total capitalization ranged from approximately $550 million to $1.5 billion, comprised our peer group:

•	Urstadt Biddle
•	Ramco – Gershenson
•	Cedar Shopping Centers

          As this refined peer group still has a greater capitalization than ours, we have further discounted our compensation metrics in order to more appropriately compare to the refined peer group. As we are able to grow our capitalization in relation to the peer group, it is anticipated that this additional discount will be reduced and as our size is comparable, the discount will ultimately go away.

Total Compensation

          In setting compensation for our executive officers, including our Chief Executive Officer, the Committee focuses on total annual compensation as well as the components of total compensation. For this purpose, total annual compensation consists of base salary, cash incentive at target levels of performance and long-term equity incentive compensation in the form of restricted shares. In setting the total annual compensation for our executive officers, the Committee evaluates market data provide by the Compensation Surveys and information on the performance of each executive officer for the prior year and compared to the refined peer group. This evaluation is comprised of both quantitative assessment as well as qualitative assessment. In order to remain competitive in the marketplace for executive talent, the target levels for the total annual compensation of our executive officers, including our Chief Executive Officer, are set to the average of the refined peer group. We believe this is an appropriate target that contemplates both the quantitative and qualitative elements of each position and rewards for performance. In addition, each executive officer has corporate level quantitative goals, qualitative strategic goals and team oriented goals. The Committee believes that this approach allows us to attract and retail skilled and talented executives to guide and lead our business and supports a “pay for performance” culture. Our 2008 target total compensation is comprised of the following components:

•	base salary: 41% of target total compensation
•	cash incentives: 33% of target total compensation
•	equity incentives: 26% of target total compensation

Annual Cash Compensation

          In order to stay competitive with other REITs in our peer group, we pay our named executive officers commensurate with their experience and responsibilities. Cash compensation is divided between base salary and cash incentives.

          Base Salary. Each of our named executive officers receives a base salary to compensate him for services performed during the year. When determining the base salary for each of our named executive officers, the Committee considers the market levels of similar positions at the peer group companies through the data provided to them by the Compensation Surveys, the performance of the executive officer and the experience of the executive officer in his position. The base salaries of our named executive officers are established by the terms of their employment agreements. The named executive officers are eligible for annual increases in their base salaries as determined by the Committee. In accordance with the Companies Vision 2010 strategic plan, the current macro economic conditions and Company performance goals, the CEO, CFO and entire company were not awarded any increase to base salary for 2009. The Committee felt that this was appropriate and consistent with the goals and steps delineated in Vision 2010. The base salaries paid to our named executive officers in 2008 are set forth below in the “Executive Compensation — Summary Compensation Table.”

          Annual Non-Equity Compensation. The Committee’s practice is to provide a significant portion of each named executive officer’s compensation in the form of an annual cash bonus. These annual bonuses are primarily based upon quantifiable company performance objectives. This practice is consistent with our compensation objective of supporting a performance-based environment. As such, our historical assessment of these goals has been strictly objective, and has generally resulted in lower payouts of performance bonuses than others in our industry. Each year, the Committee sets for the named executive officers the threshold target and maximum bonus that may be awarded to those officers if the threshold goals are achieved. For 2008, the Committee established the following goals for our Chief Executive Officer:

2008 Goal	% of Company Goal	% Attained	Company Portion of Non-Equity Compensation

Increase FFO	55%	0%	0%
Capital raised for advisory business	20%	40%	8%
Build and retain management team	10%	85%	8.5%
Grow Irreplaceable Corner portfolio	10%	0%	0%
Strategic initiatives and advancement	5%	70%	3.5%

          For our Chief Financial Officer, 2008 performance was based 70% on company-wide performance and 30% on the achievement of goals for which the executive was responsible. Mr. Braun attained 20% of the combined goals. Based upon the named executive officers’ achievements, the Committee awarded the Chief Executive Officer $49,875, which was 20% of his potential bonus and the Chief Financial Officer $37,620, which was 20% of his potential bonus. The Committee makes an annual determination as to the appropriate split between company-wide and executive specific goals based on its assessment of the appropriate balance.

          Long-Term Incentive Compensation. We award long-term equity incentive grants to our named executive officers as part of our overall compensation package. These awards are consistent with our policies of fostering a performance-based environment and aligning the interests of our senior management with the financial interests of our shareholders. When determining the amount of long-term equity incentive awards to be granted to our named executive officers, the Committee considered, among other things, the following factors: our business performance, the responsibilities and performance of the executive, value created for our shareholders, strategic accomplishment and direction of the Company and other market factors, including the data provided by the Compensation Surveys.

          We compensate our named executive officers for long-term service to the Company and for sustained increases in our share performances, through grants of restricted shares. Historically these shares have vested ratably over four years for the CEO and 70% in the fifth year and 15% in each of the sixth and seventh years for the CFO. Currently, all restricted share grants for both the CEO and CFO vest ratably over a seven year period, which the Committee believes appropriately aligns the interest of senior management with that of the shareholders. The aggregate value of the long-term incentive compensation granted is based on established goals set by the Committee and include an assessment of FFO, FFO growth, strategic initiatives and overall shareholder value and performance. The Committee decided that the ceiling on total annual share rewards for management should be set at 2.5% of the shares outstanding. Because these grants are part of an annual compensation program designed to establish our total compensation, equity grants from prior years were not considered when setting our 2008 grants.

          The Committee determines the number of restricted shares and the period and conditions for vesting. The Committee awarded equity compensation to its named executive officers and senior management team based primarily on the strategic initiatives and decisions made during 2008 surrounding the Company’s Vision 2010 strategic plan and the platform changes made during 2008. The CEO received 32,025 restricted shares that vest ratably over seven years and the CFO received 8,030 restricted shares that vest ratably over seven years. Additional information regarding restricted shares granted to our named executive officers can be found below under “Grants of Plan Based Awards.”

          Perquisites and Other Personal Benefits. We provide the named executive officers with perquisites and other personal benefits that we and the Committee believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.

          We maintain a 401(k) retirement savings plan for all of our employees on the same basis, which provides matching contributions at the rate of 50% of the employees’ contributions, not to exceed 2% of those salaries. Executive officers are also eligible to participate in all of our employee benefit plans, such as medical, dental, group life, disability and accidental death and dismemberment insurance, in each case on the same basis as other employees.

          We have entered into employment agreements with our named executive officers, which provide severance payments under specified conditions within one year following a change in control. These severance agreements are described below under “Employment Agreements.” We believe these agreements help us to retain executives who are essential to our long-term success.

Other Compensation Policies

          Equity Grant Practices. All equity-based compensation awards are made under our 2006 Incentive and Long Term Compensation Plan, which our shareholders approved. Our equity awards are determined and granted in the first quarter of each year, at the same time as management and the Committee conclude their evaluation of the performance of our senior executives as a group and each executive individually. In addition and from time to time, additional equity awards may be granted in connection with new hires or promotions. We have never granted options.

          Employment, Severance and Change of Control Agreements. We do, from time to time, enter into employment agreements with some of our senior executive officers, which we negotiate on a case-by-case basis in connection with a new employment arrangement or a new agreement governing an existing employment arrangement. Otherwise, our senior executive and other employees serve “at will.” Except as may be provided in these employment agreements or pursuant to our compensation plans generally, we have not entered into any separate severance or change of control agreements. For those of our senior executives who have employment agreements, these agreements generally provide for a severance payment for termination by us ‘without cause’ or by the executive with ‘good reason’ (each as defined in the applicable employment agreement and further described below under – “Employment Agreements”) and change of control payments if employment is terminated following a change of control (as defined in the applicable employment agreement and further described below under – “Employment Agreements”) in the range of one to two times the applicable executive’s annual salary and bonus. In addition, the employment agreements generally provide that equity grants will vest automatically on a change of control. These change of control arrangements are designed to compensate management in the event of a fundamental change in the company, their employer, and to provide an incentive to these executives to continue with us at least through such time. A more complete description of employment agreements, severance and change of control arrangements pertaining to named executive officers is set forth under “Employment Agreements.”

          Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code limits the deductibility on our tax return of compensation over $1 million to any of our named executive officers. However, compensation that is paid pursuant to a plan that is performance-related, non-discretionary and has been approved by our shareholders is not subject to section 162(m). We have such a plan and may utilize it to mitigate the potential impact of section 162(m). We did not pay any compensation during 2008 that would be subject to section 162(m). We believe that, because we qualify as a REIT under the Internal Revenue Code and therefore are not subject to federal income taxes on our income to the extent distributed, the payment of compensation that does not satisfy the requirements of section 162(m) will not generally affect our net income. However, to the extent that compensation does not qualify for deduction under section 162(m) or under our short term incentive plan approved by shareholders to, among other things, mitigate the effects of section 162(m), a larger portion of shareholder distributions may be subject to federal income taxation as dividend income rather than return of capital. We do not believe that section 162(m) will materially affect the taxability of shareholder distributions, although no assurance can be given in this regard due to the variety of factors that affect the tax position of each shareholder. For these reasons, the Committee’s compensation policy and practices are not directly governed by section 162(m).

COMPENSATION COMMITTEE REPORT

          The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Philip Taggart, Chairman
Robert Cartwright, Jr.
H. L. “Hank” Rush, Jr.

SUMMARY COMPENSATION TABLE

          The following table includes information concerning compensation for the one-year periods ended December 31, 2008, December 31, 2007 and December 31, 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus ($)	Share Awards ($) (3)	Option Awards ($)	Non-Equity Incentive Plan Compensation (1) ($)	Change in Pension Value and Preferential Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (2) ($)	Total ($)
H. Kerr Taylor	2008	$350,000	$—	$288,225	$—	$49,875	$—	$15,887	$703,987
(President & CEO)	2007	$350,000	—	—	—	41,250	—	18,810	410,060
	2006	350,000	—	279,356	—	157,500	—	23,705	810,561

Chad C. Braun	2008	198,000	—	72,270	—	37,620	—	9,377	317,267
(EVP & CFO)	2007	185,500	—	—	—	44,056	—	10,761	240,317
	2006	175,000	—	132,663	—	107,188	—	9,920	424,771

(1)

Non-Equity Incentive Plan Compensation represents the portion of the named executive’s incentive compensation that is paid in cash. These annual incentives are primarily based upon company performance objectives.

(2)

All Other Compensation includes amounts paid on behalf of each named executive for employer matching contributions to the tax qualified 401(k) plan and insurance premiums paid as part of the employer sponsored group benefit plans such as medical, dental, group life, and disability insurance, offered by us to our associates.

(3)	Represents the total value of restricted shares granted, however, all shares are restricted shares and vest over a period of 5-7 years.

Employment Agreements

          As of December 31, 2008, we had entered into employment agreements with each of our executive officers (Mr. Taylor and Mr. Braun) and certain of our management team (Mr. Tayar and Mr. Scoville) that provide that during the term of the respective agreements, that executive’s base salary will not be reduced and that the executive will remain eligible for participation in our executive compensation and benefit programs. The employment agreements provide that each executive receive a base salary, is eligible to participate in our annual cash and share incentive awards as provided for in our ‘pay for performance’ incentive plans as approved by our compensation committee, and to participate in all other employee benefit programs (such as medical insurance and 401(k) plan), which are applicable to all our employees.

          Each employment agreement provides that the respective executive may terminate the agreement at any time by delivering written notice of termination to us at least 30 days prior to the effective date of such termination, in which case he will be subject to a 12 month non-competition agreement and entitled to payment of his base salary through the effective date of termination, plus all other benefits to which he has a vested right at that time.

          The employment agreements provide that, if we terminate an executive’s employment without “cause” or the executive terminates his employment for “good reason” (each as defined below), the executive will be entitled to the following payments and benefits, subject to his execution and non-revocation of a general release of claims:

•

a cash payment equal to one times executive’s annual base salary at the time of termination and one times the executive’s annual bonus, computed as the average of the last three years’ bonuses received by the executive, payable in equal monthly installments over 12 months;

•	all unvested restricted shares and equity interests will immediately vest; and

•	health and medical benefits shall continue for a period of one year.

For purposes of the employment agreements, ‘cause’ has the following definition and meaning:

(A)	continued failure by executive (other than for reason of mental or physical illness), after notice by us, to perform his duties;

(B)	misconduct in the performance of executive’s duties;

(C)	any act by executive of fraud or dishonesty with respect to any aspect of the Company’s business including, but not limited to, falsification of records;

(D)	conviction of executive of a felony (or a plea of nolo contendere with respect thereto);

(E)	acceptance by executive of employment with another employer; or

(F)	executive’s breach of certain sections of the employment agreement addressing confidential information and records, non-competition and solicitation of employees.

For purposes of the employment agreements, ‘good reason’ has the following definition and meaning:

(A)

a reduction by us, without executive’s consent, in executive’s position, duties, responsibilities or status with the company that represents a substantial adverse change from his position, duties, responsibilities or status, but specifically excluding any action in connection with the termination of executive’s employment for death, disability, Cause (as defined herein) or by executive for normal retirement; provided, however, that the Company (i) hiring or promoting of one or more new or existing employees to whom executive may report or (ii) otherwise undertaking an internal reorganization that results in executive reporting to a new or different person shall not be considered “Good Reason”;

(B)

our requiring, as a condition of employment, executive to relocate his employment more than fifty (50) miles from the location of his principal office on the date of the employment agreement, without his consent;

(C)

any willful and material breach by us (or by the acquiring or successor business entity) of any material provision of the employment agreement or any other agreement between the Company or any of its subsidiaries and executive that, in any case, is not cured within thirty (30) days of our receipt of written notice from executive of such breach; or

(D)	the failure by us to obtain the assumption of the employment agreement by any successor or assign of the company.

          The employment agreements also provide for a “change of control” (as defined below) provision. On the date of a “change of control” all of the executive’s unvested restricted shares and equity interest will immediately vest. Additionally, if within a period beginning six months before, and ending 12 months after, the date of a “change of control,” the executive’s employment is terminated without cause or terminated for good reason, then the executive will be entitled to the following payments and benefits, subject to his execution and non-revocation of a general release of claims:

•

a cash payment equal to two times for Mr. Taylor, one and a half times for Mr. Braun and one times for Mr. Tayar and Mr. Scoville, the executive’s annual base salary at the time of termination and annual bonus, computed as the average of the last three years’ bonuses received by the executive, payable in equal monthly installments over twelve months; and

•	health and medical benefits shall continue for a period of one year.

For purposes of the employment agreement, a ‘change in control’ shall be deemed to have occurred at such time as:

(A)

any “person” (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our voting securities representing more than 50% of our outstanding voting securities or rights to acquire such securities except for any voting securities issued or purchased under any employee benefit plan of the Company or its subsidiaries; or

(B)

a plan of reorganization, merger, consolidation, sale of all or substantially all of our assets or similar transaction is approved or occurs or is effectuated pursuant to which we are not the resulting or surviving entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated only upon receipt of all required regulatory approvals not including the lapse of any required waiting periods; or

(C)	a plan of liquidation of the Company or an agreement for our sale or liquidation is approved and completed; or

(D)	the board determines in its sole discretion that a Change in Control has occurred, whether or not any event described above has occurred or is contemplated.

          Each employment agreement expired on December 31, 2008 and was automatically renewed one year and will continue to renew annually for successive one-year periods until either party gives written notice of non-renewal, which will be subject to the terms and conditions of the employment agreement.

          As part of “All Other Compensation,” we are required to report any payments that were made to named executives due to any obligation under our employment contracts and any amounts accrued by us for the benefit of the named executives relating to any obligation under our employment contracts. There have been no payments, nor have there been any amounts accrued as of December 31, 2008.

          The following table quantifies compensation that would become payable under the employment agreements with Messrs. Taylor and Braun if the named executive’s employment had terminated on December 31, 2008, based on, where applicable, our closing share price on that date. Due to the number of factors that affect the amount of any benefits provided upon the events discussed below, actual amounts paid or distributed may be different.

Involuntary Termination Without Cause or Quit with Good Reason

Name and Principal Position	Salary(1)	Bonus(2)	Participation in Back-End Interests of Partnerships(3)	Continuation of Health Benefits(4)	Value of Unvested Restricted Share Awards(5)	Total

H. Kerr Taylor President and Chief Executive Officer	$350,000	$82,875	$1,304,250	$13,145	$598,977	$2,349,247

Chad C. Braun Executive Vice President and Chief Financial Officer	198,000	62,955	187,980	13,145	448,785	910,865

(1)	Amount equal to one times annual base salary.
(2)	Amount equal to one times the average of the last three years’ bonuses.
(3)

Calculated assuming that the underlying partnerships are liquidated in the next 12 months at their estimated fair values, as estimated by management in the absence of readily ascertainable market values, that distributions are made to the respective general partners in accordance with the provisions of the limited partnership agreements, and that distributions are then made to the executive officers based on their percentage participation in such back-end interests.

(4)	Benefits amounts include the cost of continued medical and dental coverage to the executive, spouse and dependents for one year.
(5)	Because our shares are no longer traded on a national exchange, the value of the restricted shares is based on an estimate of Net Asset Value, equating to $9.00 per share.

Involuntary Termination or Quit with Good Reason Following a Change in Control

Name and Principal Position	Salary(1)	Bonus(2)	Participation in Back-End Interests of Partnerships(3)	Continuation of Health Benefits(4)	Value of Unvested Restricted Share Awards(5)	Total

H. Kerr Taylor President and Chief Executive Officer	$700,000	$165,750	$1,304,250	$13,145	$598,977	$2,782,122

Chad C. Braun Executive Vice President and Chief Financial Officer	297,000	94,432	187,980	13,145	448,785	1,041,342

(1)	Amount equal to two time annual base salary for Mr. Taylor and one and one-half times annual base salary for Mr. Braun.
(2)	Amount equal to two times the average of the last three years’ bonuses for Mr. Taylor and one and one-half times the average of the last three years’ bonuses for Mr. Braun.
(3)

Calculated assuming that the underlying partnerships are liquidated in the next 12 months at their estimated fair values, as estimated by management in the absence of readily ascertainable market values, that distributions are made to the respective general partners in accordance with the provisions of the limited partnership agreements and that distributions are then made to the executive officers based on their percentage participation in such back-end interests.

(4)	Benefits amounts include the cost of continued medical and dental coverage to the executive, spouse and dependents for one year.
(5)	Because our shares are no longer traded on a national exchange, the value of the restricted shares is based on an estimate of Net Asset Value, equating to $9.00 per share.

Grants of Plan-Based Awards

          The Committee determines the number of restricted shares and the period and conditions for vesting. Based on the recommendation of the Chief Executive Officer, the Committee did not award any equity compensation to its named executive officers, nor were any members of the management team awarded equity compensation, during 2008 for its 2007 performance. Mr. Taylor and the entire management team believes that this was an appropriate step given the direction of the Company and the anticipation of the economic turmoil, financial chaos and turbulent commercial real estate market that would ensue. The Committee commended management for their willingness to align their interests with shareholders and accepted their recommendations.

OUTSTANDING EQUITY AWARDS

          The following table sets forth certain information with respect to the value of all shares previously awarded to the named executive officers as of December 31, 2008. Our board has not previously granted options to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares that Have Not Vested (#)	Market Value of Shares that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
H. Kerr Taylor	—	—	—	—	—	66,553	$598,977(1)	—	—

Chad C. Braun	—	—	—	—	—	49,865	448,785(2)	—	—

(1)	24,203 shares vest in 2009, 21,779 shares vest in 2010, 13,389 shares vest in 2011, 7,143 shares vest in 2012
(2) 14,441 shares vest in 2009, 9,084 shares vest in 2010, 10,616 shares vest in 2011, 10,735 shares vest in 2012, 3,454 shares vest in 2013 and 1,534 shares vest in 2014

SHARES VESTED

          The following table sets forth certain information with respect to the shares held by the named executive officers that vested during the year ended December 31, 2008.

Shares Vested

	Share Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

H. Kerr Taylor	26,037	$171,584

Chad C. Braun	4,115	27,118

NON-QUALIFIED DEFERRED COMPENSATION TABLE

          We do not offer, and the named executive officers did not participate in, any non-qualified deferred compensation programs during 2008.

AUDIT COMMITTEE REPORT

          The audit committee is composed of three independent non-employee trust managers and operates under a written charter adopted by the board (a copy of which is available on our web site). The board has determined that each committee member is independent within the meaning of NYSE Alternext U.S. listing standards currently in effect as required by the Sarbanes-Oxley Act of 2002. Management is responsible for the financial reporting process, including the preparation of the consolidated financial statements in accordance with GAAP and for the establishment and effectiveness of internal control over financial reporting. Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The committee’s responsibility is to oversee and review this process. We are not, however, professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurances as to such financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm. The committee relies, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm. We held five meetings during 2008. The meetings were designed, among other things, to facilitate and encourage communication among the committee, management and our independent registered public accounting firm, KPMG LLP. We discussed with KPMG LLP the overall scope and plans of their audit. We met with KPMG LLP, with and without management present, to discuss the results of their examinations.

          We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2008 with management and KPMG LLP. We also discussed with management and KPMG LLP the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC. In addition, we reviewed and discussed with management our compliance as of December 31, 2008 with Section 404 of the Sarbanes-Oxley Act of 2002.

          The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as superceded by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance. The audit committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence, and has discussed with the independent auditors their independence. When considering the independence of KPMG LLP, we considered whether their array of services to the company beyond those rendered in connection with their audit of our consolidated financial statements and reviews of our consolidated financial statements, including our Quarterly Reports on Form 10-Q, was compatible with maintaining their independence. We also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, KPMG LLP.

          Based on the foregoing review and discussions and reliance thereon, we have recommended to our board of trust managers that the audited financial statements for the year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K. This section of the proxy statement is not deemed “filed” with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

          This audit committee report is given by the following members of the audit committee:

Robert S. Cartwright, Jr., Philip Taggart, H. L. “Hank” Rush, Jr. (Interim Chair)

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

          We expect one or more representatives from KPMG LLP to be present at the 2009 annual meeting of shareholders, and such representative(s) will have the opportunity to make a statement and will be available to respond to appropriate questions.

          Aggregate fees billed to us for the years ended December 31, 2008 and 2007 by our principal accounting firm, KPMG LLP, were as follows:

	2008	2007
Audit Fees	$265,000	$303,500
Audit Related Fees	$-0-	$-0-
Tax Fees	$-0-	$-0-
All Other Fees	$-0-	$-0-

Total Fees	$265,000	$303,500

Pre-Approval Policies

          Our audit committee, pursuant to its exclusive authority, has reviewed and approved all of the fees described above for 2008. The audit committee has also adopted pre-approval policies for all other services KPMG LLP may perform for us. The pre-approval policies detail with specificity the services that are authorized within each of the above-described categories of services and provide for aggregate maximum dollar amounts for such pre-approved services. Any additional services not described or otherwise exceeding the maximum dollar amounts prescribed by the pre-approval policies will require the further advance review and approval of the audit committee. The audit committee has delegated the authority to grant any such additional required approval to its chairman between meetings of the committee, provided that the chairman reports the details of the exercise of any such delegated authority at the next meeting of the audit committee.

PROPOSAL TWO

REDOMESTICATION OF THE COMPANY
FROM TEXAS TO MARYLAND

          Our board of trust managers has unanimously approved the proposal to change the Company’s state of organization from Texas to Maryland and, for the reasons discussed below, believes that changing the Company’s state of organization to Maryland is advisable and in the best interests of the Company and its shareholders. The effect of the Reorganization (as defined below) will be to change the law applicable to our business affairs from Texas law to Maryland law. Following the Reorganization:

•	Our corporate name will continue to be AmREIT.

•	Our corporate office will continue to be located in Houston, Texas. We will not establish any offices or operations in Maryland as a result of the Reorganization.

•	Our business, trust managers (called trustees under Maryland law) and management will continue to be the same as immediately before the Reorganization.

•	Our fiscal year, assets, liabilities and dividend policies will be the same as immediately before the Reorganization.

•

Our authorized, issued and outstanding classes of common shares and the rights, privileges, designations and limitations of those shares will not change as a result of the Reorganization, and each common share that you own in the Texas REIT will be converted into one share in the Maryland REIT having the same dividend, voting and other rights as you now have.

          The Company is proposing the Reorganization in order to change its domicile to Maryland, which is the state in which a substantial majority of real estate investment trusts (“REITs”) are organized. Our board of trust managers believes that, because of Maryland’s more comprehensive laws governing REITs and the number of REITs domiciled in that state, Maryland courts have developed a greater expertise than Texas courts in dealing with REITs and REIT issues and thus have developed a greater body of relevant case law. Our board of trust managers believes that the comprehensive Maryland statutes, Maryland’s policies with respect to REITs and the established body of relevant case law are more conducive to the operations of a REIT than the laws and policies of Texas and that they provide the trust managers and management of a REIT with greater certainty and predictability in managing the affairs of the Company. Our board of trust managers also believes that investors, securities underwriters and other financing sources are very familiar with Maryland REITs, and that by redomesticating in Maryland, we will be better able to access financing in the future than if we remained a Texas REIT. In addition, our board of trust managers has previously announced its approval in concept of a merger with REITPlus, Inc., a Maryland REIT, and considers that any such merger as approved by the shareholders in the future will be more easily accomplished if the Company is a Maryland REIT and the proposed merger is between two Maryland entities. If the reorganization is approved by shareholders, any subsequent proposal for such a merger with REITPlus, Inc. submitted to the shareholders would require the affirmative vote of a majority of the shares entitled to vote. For more information, see the comparison chart below regarding “Mergers, Consolidations and Sale of Trust Property.”

          As a result of the above, our board of trust managers believes that being organized in Maryland and being governed by Maryland law, like the majority of REITs in our peer group, would be advisable and in the best interest of the Company.

How Will the Reorganization be Accomplished?

          We will change our state of organization from Texas to Maryland by means of a merger (the “Merger”) of the Company (sometimes, for purposes of this discussion, “AmREIT Texas”) directly with and into a newly-formed Maryland REIT, which will be a wholly-owned subsidiary of AmREIT Texas (for purposes of this discussion, “AmREIT Maryland”) formed for the sole purpose of the reorganization. In the Merger each outstanding common share of beneficial interest of AmREIT Texas will be converted into one common share of beneficial interest of AmREIT Maryland, the surviving REIT (the “Reorganization”) pursuant to an agreement and plan of merger. Approval of the Reorganization shall constitute approval of all of the provisions set forth in the agreement and plan of merger and the declaration of trust of AmREIT Maryland. The form of agreement and plan of merger is attached to this proxy statement as Appendix A, and the form of the Maryland declaration of trust is attached as Appendix B.

          Following approval by our shareholders, the Reorganization will become effective when articles of merger are filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland and with the Harris County, Texas county clerk. We anticipate that this filing will be made as soon as possible after the annual meeting. At the effective time of the merger:

•	AmREIT Texas will be merged with and AmREIT Maryland, which will be the surviving REIT in the Merger;

•	AmREIT Texas will cease to exist as a Texas REIT and the Company will be governed by Maryland law instead of Texas law;

•	Following the Merger, the Company will be governed by the Maryland declaration of trust in substantially the form attached to this proxy statement as Appendix B;

•	Each Class A common share of beneficial interest of AmREIT Texas will be converted into one Class A common share of beneficial interest of AmREIT Maryland;

•	Each Class C common share of beneficial interest of AmREIT Texas will be converted into one Class C common share of beneficial interest of AmREIT Maryland;

•	Each Class D common share of beneficial interest of AmREIT Texas will be converted into one Class D common share of beneficial interest of AmREIT Maryland;

•

Following the effective time of the Merger, all share certificates representing our common shares of any class immediately prior to the Merger will be deemed to represent one common share of beneficial interest of the same class of AmREIT Maryland for each common share reflected by such certificate without any action on the part of the holder;

•	All rights pertaining to voting, distribution, liquidation, redemption and conversion of each class of common shares of AmREIT Texas shall apply to the same class of shares of AmREIT Maryland; and

•

All options, rights or warrants to purchase our common shares of beneficial interest immediately prior to the Merger will thereafter entitle the holder to purchase one common share of beneficial interest of AmREIT Maryland for each of our common shares of beneficial interest that the holder was entitled to purchase pursuant to such options, rights or warrants on the same terms without any action on the part of the holder.

          The Reorganization is subject to conditions, including, but not limited to, approval by at least two-thirds of the votes entitled to be cast at the annual meeting.

Does Anything Change With Regard To My Investment in the Company?

          Generally, no. After the Reorganization, each outstanding share of AmREIT Maryland will entitle the holder thereof to the voting rights (except as provided under Maryland law as discussed below), dividend rights, conversion rights (if any) and liquidation rights equivalent to the rights of holders of our common shares prior to the Reorganization. However, see below for a discussion of the differences between Texas law and Maryland law, which could affect some of your rights as a shareholder after the Reorganization.

What are the Benefits of the Reorganization?

          Our board of trust managers believes that the Company will benefit in several ways by changing its state of organization from Texas to Maryland:

•

being governed by Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland (the “Maryland REIT Law”), will bring the Company within the purview of statutory provisions that are more conducive to the operations of a REIT; and

•	being governed by Maryland law will bring the Company’s governance more in line with that of other REITs, thereby making the Company more competitive.

          The number of REITs that have organized or reorganized in Maryland may be attributable to the fact that for many years Maryland has followed a policy of encouraging REITs to establish their legal domicile in that state. In furtherance of that policy, Maryland has adopted comprehensive, modern and flexible laws that are periodically updated and revised to meet changing business needs. Maryland has a comprehensive body of law specific to REITs and a pro-REIT state tax structure, including:

•	provisions permitting charter restrictions on the transferability of shares, which are necessary to satisfy REIT tax requirements; and

•	provisions which permit the issuance of shares to holders for the specific purpose of satisfying REIT tax requirements on share ownership.

What are the Disadvantages of the Reorganization?

          While our board of trust managers believes the Reorganization is in the best interests of the Company and its shareholders, Texas and Maryland law differ in some respects. It is possible that one or more of these differences may be considered disadvantageous to any given shareholder. The rights of shareholders and the powers of management under Maryland and Texas law are discussed in more detail below.

What are the Material Federal Income Tax Consequences of the Reorganization?

          The Reorganization is intended to be treated for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code. Based on the intended qualification of the Reorganization as a “reorganization,” no gain or loss will be recognized by the Company as a result of the Reorganization, and no gain or loss will be recognized by any shareholder of the Company who receives common shares of beneficial interest of the new Maryland REIT in exchange for our current common shares of beneficial interest. Each former holder of the Company’s common shares of beneficial interest will have the same tax basis in the Maryland common shares of beneficial interest received by such holder pursuant to the Reorganization as such holder has in the shares of the Company’s common shares of beneficial interest. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reorganization. The foregoing is only a summary of certain federal income tax consequences. State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above, and shareholders should consult their own tax advisors as to the effect of the Reorganization under applicable tax laws.

Will the Company’s Business Change After the Reorganization?

          No, the Reorganization will not result in any change in our name, business, trust managers, management, fiscal year, assets or liabilities, dividend policies or the location of our principal executive offices.

How Does the Corporate Governance of the Company Compare Before and After the Reorganization?

          AmREIT is currently organized as REIT under the laws of the State of Texas. As a Texas REIT, AmREIT is governed by:

•	the Texas Real Estate Investment Trust Act (“Texas REIT Act”);

•	the Company’s amended declaration of trust; and

•	the Company’s bylaws.

          As a Maryland REIT, AmREIT will be governed by:

•	The Maryland REIT Law (the “Maryland REIT Law”);

•	certain provisions of the Maryland General Corporation law (“MGCL”), which, together with the Maryland REIT Law, we sometimes refer to as Maryland law;

•	the Maryland declaration of trust in the form attached hereto as Appendix B, as further amended from time to time; and

•	the Company’s current By-Laws, which may be amended, if necessary, by the board of trust managers without shareholder approval.

Do I Have Dissenters’ Rights?

          No. The Company is organized under the Texas REIT Act, which governs the rights of the Company’s shareholders under Section 25.10, 25.20 and 25.30 of the Texas REIT Act. Pursuant to Section 25.10, a shareholder may not dissent from any plan of merger in which there is a surviving, new foreign REIT if (a) the shares held by the shareholder are part of a class or series, and on the record date fixed to determine the shareholders entitled to vote on the plan of merger, the shares are held of record by more than 2,000 holders; and (b) the shareholder is not required by the terms of the plan of merger to accept any consideration for the shareholder’s shares other than shares of a domestic or foreign entity that, immediately after the effective date of the merger, will be part of a class or series, shares of which are held of record by more than 2,000 holders. As of March 27, 2009, AmREIT had approximately 7,138 shareholders. Therefore, no dissenters’ rights are granted pursuant to the Texas REIT Act.

What is the Vote Required for Approval of the Reorganization Proposal?

          The reorganization proposal requires the affirmative vote of the holders of at least two-thirds of our common shares of beneficial interest entitled to vote at the meeting. Approval of the reorganization proposal by our shareholders at the meeting will also constitute approval of the agreement and plan of merger in the form attached to this proxy statement as Appendix A, as well as the Maryland declaration of trust in the form attached as Appendix B.

What is the Recommendation of the Board of Trust Managers?

          Our board of trust managers recommends that the shareholders vote “FOR” the proposal to change the Company’s state of organization from Texas to Maryland.

What are the Material Differences Between the Applicable Laws of Texas and Maryland?

          The following is a summary of the material differences between the rights of shareholders in AmREIT Texas and AmREIT Maryland. As a Maryland REIT, AmREIT Maryland is subject to the Maryland REIT Law and certain provisions of the MGCL. As a Texas REIT, AmREIT Texas is subject to the Texas REIT Act.

          The following discussion is not intended to be complete and is qualified by reference to the declarations of trust of AmREIT Texas and AmREIT Maryland and the applicable state law. The declarations of trust of AmREIT Texas and AmREIT Maryland are incorporated by reference in this proxy statement. The AmREIT Maryland form of declaration of trust is attached to this proxy statement as Appendix B. The AmREIT Texas declaration of trust will be sent to shareholders of AmREIT Texas upon request. All requests should be directed to: H. Kerr Taylor, chairman of the board, chief executive officer and president at AmREIT, 8 Greenway Plaza, Suite 1000, Houston, Texas 77046, or by phone to 713-850-1400.

	AmREIT Texas Declaration of Trust and Applicable Texas Law	AmREIT Maryland Declaration of Trust and Applicable Maryland Law

Number of Trust Managers/ Trustees

The number of trust managers was initially five (5) and may be increased or decreased from time to time as prescribed in the bylaws, provided that the number of trust managers will never be less than three (3) nor more than nine (9).

The number of trustees is currently four (4) and the trustees may increase the number of trustees and fill any vacancy, whether resulting from an increase in the number of trustees or otherwise, on the board of trustees in the manner provided in the bylaws.

Removal of Trust Managers/Trustees	A trust manager may be removed from office only for cause by the affirmative vote of the holders of eighty percent (80%) of all votes entitled to be cast.	A trustee may be removed only for cause by the affirmative vote of at least two-thirds (2/3) of all votes entitled to be cast.

Limitation of Trust Manager/Trustee and Officer	The AmREIT Texas declaration of trust provides that no Trust manager or officer of AmREIT Texas will be liable to AmREIT Texas	The AmREIT Maryland declaration of trust eliminates trustees’ and officers’ liability to the maximum extent permitted by Maryland law,

	AmREIT Texas Declaration of Trust and Applicable Texas Law	AmREIT Maryland Declaration of Trust and Applicable Maryland Law

Liability	for any act, omission, loss, damage or expense arising from the performance of his or her duties to AmREIT Texas save only for his or her own willful misfeasance or malfeasance or negligence.

which limits the liability of trustees and officers to the trust and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Distributions	The Texas REIT Act provides that a REIT may not make a distribution if:	The Maryland REIT Law and the MGCL provides that a Maryland REIT may not make a distribution if, after giving effect to the distribution:

	• after giving effect to the distribution, the REIT would be insolvent; or	•	the REIT would not be able to pay its debts as they become due in the ordinary course of business; or

	• the distribution exceeds the surplus of the REIT.	•	the REIT’s total assets would be less than the sum of its total liabilities plus the amount needed to satisfy any liquidation preference in respect of preferred shares.

The AmREIT Texas declaration of trust, along with the designating resolutions for Class C Common Shares and Class D Common Shares, provide for certain dividend rights for each of the Class A Common Shares, the Class C Common Shares and the Class D Common Shares.

All provisions relating to the dividend rights of the Class A Common Shares, the Class C Common Shares and the Class D Common Shares, as set forth in the designating resolutions pursuant to the AmREIT Texas declaration of trust are identical to those set forth in the AmREIT Maryland declaration of trust.

Indemnification

The Texas REIT Act permits a Texas REIT to indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a trust manager only if it is determined that the person:

The Maryland REIT Law permits a Maryland REIT to indemnify and advance expenses to its trustees, officers, employees and agents to the same extent as permitted for directors and officers of Maryland corporations. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that:

	• conducted himself or herself in good faith;	•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

•

reasonably believed in the case of conduct in his or her official capacity as a trust manager of the REIT, that his or her conduct was in the REIT’s best interest, and in all other cases, that his or her conduct was at least not opposed to the REIT’s best interests; and

		•	the director or officer actually received an improper personal benefit in money, property or services; or

• in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

The Texas REIT Act, with limited exceptions, forbids the indemnification of a trust manager in

	AmREIT Texas Declaration of Trust and Applicable Texas Law	AmREIT Maryland Declaration of Trust and Applicable Maryland Law

respect of a proceeding in which the trust manager is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in the trust manager’s official capacity, or in which the person is found liable to the REIT.

• in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

	The AmREIT Texas declaration of trust provides for indemnification of trust managers in accordance with the bylaws to the full extent provided in the Texas REIT Act.	However, a Maryland corporation may not provide indemnification in a proceeding by or in the right of the corporation in which the director or officer was adjudged to be liable to the corporation.

The AmREIT Maryland declaration of trust provides for indemnification of our trustees and officers and advance of expenses to our trustees and officers to the maximum extent permitted by Maryland law.

Mergers, Consolidations and Sale of Trust Property

For any merger (including a merger with REITPlus, Inc.), share exchange or acquisition of all the outstanding shares of a REIT, the Texas REIT Act requires the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares entitled to vote on the matter.

AmREIT Maryland may merge (including a merger with REITPlus, Inc.), consolidate or sell, lease, exchange or otherwise transfer all or substantially all of its property only if such action is approved by the board of trustees and by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

The AmREIT Texas declaration of trust, along with the designating resolutions for Class C Common Shares and Class D Common Shares, provide for specific conversion rights upon any merger consolidation, statutory share exchange, issuer or self tender offer involving the Class A shares.

All provisions relating to the conversion of Class C Common Shares and the Class D Common Shares, as set forth in the designating resolutions pursuant to the AmREIT Texas declaration of trust are identical to those set forth in the AmREIT Maryland declaration of trust.

Restrictions on Transfer and Ownership

The AmREIT Texas declaration of trust provides generally that no holder may own more than 9.0% of the issued and outstanding common shares, except that H. Kerr Taylor, the chairman of the board of trust managers and chief executive officer of AmREIT Texas, and certain related persons together, may own up to 9.8% of the issued and outstanding common shares.

The AmREIT Maryland declaration of trust generally limits ownership of common shares to 9.8%, in value or in number of shares, whichever is more restrictive, of the outstanding common shares and ownership of any class or series of preferred shares to 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding preferred shares of such class or series. The board of trustees may exempt a person from the ownership limit under certain circumstances.

Appraisal Rights

Under the Texas REIT Act, under certain circumstances any shareholder of a domestic REIT may dissent from any merger, transfer of all or substantially all of the assets of the REIT, or share exchange where the shares of the REIT are to be acquired. Dissenting shareholders have the right to seek the fair value, as defined by the

The Maryland REIT Law and the MGCL provide a shareholder of a REIT objecting to a merger, transfer of all or substantially all of the assets of the REIT, a share exchange where the shares of the REIT are to be acquired or a charter amendment that adversely affects the shareholder with the right to demand and receive

AmREIT Texas Declaration of Trust and Applicable Texas Law	AmREIT Maryland Declaration of Trust and Applicable Maryland Law

Texas REIT Act, of the shareholder’s shares.	payment of the fair value of his or her shares, unless:

However, a shareholder may not dissent if:

•

the shares held by the shareholder are part of a class or series, and on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange, the shares are (a) listed on a national securities exchange, (b) designated as a national market security on an interdealer quotation system by the NASD, or successor entity, or (c) held of record by not less than 2,000 holders; and

	•	the shares are listed on a national securities exchange on the record date for determining shareholders entitled to vote on the merger;

•

the shareholder is not required by the terms of the plan of merger or plan of exchange to accept any consideration for the shareholder’s shares other than (a) shares of a domestic or foreign entity that, immediately after the effective date of the merger, will be part of a class or series, shares of which are (i) listed, or authorized for listing on a national securities exchange, (ii) approved for quotation as a national market security on an interdealer quotation system by the NASD, or successor entity, or (iii) held of record by not less than 2,000 holders; (b) cash in lieu of fractional shares otherwise entitled to be received; or (c) any combination of the securities and cash described above.

•

the shares are those of a successor entity, as long as the merger does not alter the contract rights of the shares as expressly provided by the declaration of trust and the shares are converted in whole or in part in the merger into shares, cash, scrip, or other rights or interests arising out of the treatment of fractional shares; or

	•	the declaration of trust of the REIT provides that shareholders are not entitled to receive payment of the fair value of their shares.

The AmREIT Maryland declaration of trust provides that shareholders will be entitled to exercise any rights of an objecting shareholder provided for under the Maryland REIT Law and the MGCL if (i) the trust is a party to a merger, (ii) as of the record date fixed to determine the shareholders entitled to vote on a plan of merger, the shares of the trust are held of record by less than 2,000 holders; and (iii) consideration for the shares of the trust are shares of a surviving domestic or foreign entity, which, immediately after the effective date of the merger, will be held of record by less than 2,000 holders.

If the conditions described above are not met, the AmREIT Maryland declaration of trust provides that shareholders will not be entitled to exercise any rights of an objecting shareholder unless the board of trustees, upon the affirmative vote of a majority of the entire board of trustees, determines that such rights apply, with respect to all or any classes or series of shares, to a one or more transactions occurring after the date of such determination.

	AmREIT Texas Declaration of Trust and Applicable Texas Law	AmREIT Maryland Declaration of Trust and Applicable Maryland Law

Amendment of Declaration of Trust

The AmREIT Texas declaration of trust provides that it may generally be amended, as provided by applicable Texas law. The Texas REIT Act provides the amendments will generally require the affirmative vote of shareholders of at least two-thirds (2/3) of all shares entitled to vote.

Except for amendments permitted to be made without shareholder approval by Maryland law, which include amendments to qualify as a REIT, amendments to the AmREIT Maryland declaration of trust will generally require the affirmative vote of shareholders of not less than a majority of all shares entitled to vote on the matter. However, any amendment to provisions regarding the removal of trustees must be deemed advisable by the board of trustees and approved by the affirmative vote of shareholders entitled to cast not less than two-thirds (2/3) of all the votes entitled to be cast on the matter.

In addition, the designating resolutions for Class C Common Shares and Class D Common Shares allow the board of trust managers to amend or suspend any redemption plan relating to the Class C Common Shares or the Class D Common Shares.

In addition, the board of trustees may suspend, but not amend (without shareholder approval), any redemption plan relating to the Class C Common Shares or the Class D Common Shares.

Statutory Takeover Provisions	The Texas REIT Act does not contain any provisions regarding unsolicited takeovers.

The Maryland REIT Law and the MGCL provide protection for Maryland REITs against unsolicited takeovers by protecting the board of trustees with regard to actions taken in a takeover context. The Maryland REIT Law and the MGCL provide that the duties of trustees will not require them to:

		•	accept, recommend or respond to any proposal by a person seeking to acquire control;

		•	make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act, as described below;

		•	elect to be subject to any or all of the “elective provisions” described below; or

•

act or fail to act solely because of (i) the effect the act or failure to act may have on an acquisition or potential acquisition of control or (ii) the amount or type of consideration that may be offered or paid to shareholders in an acquisition.

The Maryland REIT Law and the MGCL also establish a presumption that the act of a trustee satisfies the required standard of care. In addition, an act of a trustee relating to or affecting an acquisition or a potential acquisition

AmREIT Texas Declaration of Trust and Applicable Texas Law	AmREIT Maryland Declaration of Trust and Applicable Maryland Law

of control is not subject under the Maryland REIT Law and the MGCL to a higher duty or greater scrutiny than is applied to any other act of a trustee. This provision creates a Maryland rule which is less exacting than case law in many other jurisdictions which imposes an enhanced level of scrutiny when a board implements anti-takeover measures in a change of control context and shifts the burden of proof to the board to show that the defensive mechanism adopted by a board is reasonable in relation to the threat posed.

Subtitle 8 of Title 3 of the MGCL allows publicly held Maryland REITs to elect to be governed by all or any part of Maryland law provisions relating to unsolicited takeovers. The election to be governed by one or more of these provisions can be made by a Maryland REIT in its declaration of trust or bylaws or by resolution adopted by the board of trustees so long as the REIT has at least three trustees who, at the time of electing to be subject to the provisions, are not:

	•	officers or employees of the REIT;

	•	persons seeking to acquire control of the REIT;

	•	trustees, officers, affiliates or associates of any person seeking to acquire control; or

	•	nominated or designated as trustees by a person seeking to acquire control.

Articles supplementary must be filed with the Maryland State Department of Assessments and Taxation if a Maryland REIT elects to be subject to any or all of the provisions by board resolution or bylaw amendment. Shareholder approval is not required for the filing of articles supplementary.

Subtitle 8 provides that a REIT can elect to be subject to all or any portion of the following provisions notwithstanding any contrary provisions contained in its existing declaration of trust or bylaws:

	•	a classified board;

	AmREIT Texas Declaration of Trust and Applicable Texas Law	AmREIT Maryland Declaration of Trust and Applicable Maryland Law

			•	two-thirds (2/3) vote requirement for removing a trustee;

			•	a requirement that the number of trustees be fixed only by vote of the trustees;

			•	a requirement that a vacancy on the board be filled only by the remaining trustees and for the remainder of the full term of the trusteeship in which the vacancy occurred; and

			•	a majority requirement for the calling of a special meeting of shareholders.

The AmREIT Maryland declaration of trust does not elect for the REIT to be subject to Subtitle 8.

Business Combinations with Interested Shareholders

While not set forth in the Texas REIT Act, the AmREIT Texas declaration of trust contains a business combination provision substantially similar as that set forth under Maryland law. Such provision prohibits a business combination with an interested shareholder for five (5) years after the most recent date which the interested shareholder becomes an interested shareholder. “Business combination” and “interested shareholder” are each defined substantially the same as in the Maryland law. After the five-year prohibition, the board of trust managers must recommend the business combination to the shareholders, and it must be approved according the same voting requirements as set forth under Maryland law.

Under Maryland law, “business combinations” between a Maryland REIT and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, certain asset transfers, issuances, liquidation plans or reclassifications of equity securities. An “interested shareholder” is defined as:

As under Maryland law, the provision further permits various exemptions from its provisions, including business combinations that are exempted by the board of trustees prior to the time that the interested shareholder becomes an interested shareholder.

		•	any person who beneficially owns ten percent (10%) or more of the voting power of the REIT’s shares; or

•

an affiliate or associate of the REIT who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting shares of the REIT.

A person is not an interested shareholder under the statute if the board of trustees approved in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board of trustees may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

	AmREIT Texas Declaration of Trust and Applicable Texas Law		AmREIT Maryland Declaration of Trust and Applicable Maryland Law

After the five-year prohibition, any business combination between the Maryland REIT and an interested shareholder generally must be recommended by the board of trustees of the REIT and approved by the affirmative vote of at least:

			•	eighty percent (80%) of the votes entitled to be cast by holders of outstanding voting shares of the REIT; and

•

two-thirds of the votes entitled to be cast by holders of voting shares of the REIT other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the REIT’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for his or her shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of trustees prior to the time that the interested shareholder becomes an interested shareholder.

Control Share Acquisitions

While not set forth in Texas REIT Act, the AmREIT Texas declaration of trust contains a control share acquisition provision substantially similar to the provision set forth under Maryland law. The provision provides that control shares of the REIT acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds (2/3) of the votes entitled to be cast on the matter, excluding all interested shares.

“Control share acquisition” is defined as in Maryland law. “Control shares” are defined as voting shares which, if aggregated with all other shares owned by the person, would entitle the person to exercise the voting power of electing trust managers within one of the following ranges of power:

Maryland law provides that control shares of a Maryland REIT acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds (2/3) of the votes entitled to be cast on the matter, which excludes all interested shares.

A control share acquisition is the acquisition by a person of the direct or indirect ownership of, or the right to exercise voting power over, control shares.

Control shares are voting shares which, if aggregated with all other shares owned by the person, would entitle the person to exercise voting power in electing trustees within one of the following ranges of voting power:

	•	one-fifth or more but less than one-third;	•	one-tenth or more but less than one-third;

			•	one-third or more but less than a majority;

AmREIT Texas Declaration of Trust and Applicable Texas Law	AmREIT Maryland Declaration of Trust and Applicable Maryland Law

• one-third or more but less than a majority; or	or

• a majority or more of all voting power.	• a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval.	Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval.

The provision does not apply in certain situations, including shares acquired in a merger, consolidation or share exchange if the REIT is a party to the transaction.

The control share acquisition statute does not apply in certain situations, including (a) shares acquired in a merger, consolidation or share exchange if the REIT is a party to the transaction, or (b) acquisitions approved or exempted by the declaration of trust or bylaws of the REIT.

SHAREHOLDER PROPOSALS

          To be included in the proxy statement, any proposals of holders of shares intended to be presented at our annual meeting of shareholders to be held in 2010 must be received by us, addressed to Mr. Chad C. Braun, 8 Greenway Plaza, Suite 1000, Houston, Texas, 77046, no later than December 7, 2009 and must otherwise comply with the requirements of our bylaws and Rule 14a-8 under the Securities Exchange Act of 1934.

ANNUAL REPORT

          We have provided without charge a copy of the annual report to shareholders for fiscal year 2008 to each person being solicited by this proxy statement. Our Proxy Statement and 2008 Annual Report are also available online at www.amreit.com/fw/main/Proxy-1257.html. In accordance with the Securities and Exchange Commission rules, this website provides complete anonymity with respect to any shareholder accessing it. Upon the request by any person being solicited by this proxy statement, we will provide without charge a copy of the annual report on Form 10-K as filed with the SEC (excluding exhibits, for which a reasonable charge shall be imposed). All requests should be directed to: H. Kerr Taylor, chairman of the board, chief executive officer and president at AmREIT, 8 Greenway Plaza, Suite 1000, Houston, Texas 77046, or by phone to 713-850-1400.

OTHER BUSINESS

          No matters are to be presented for action at the annual meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies solicited by this proxy statement as recommended by the board of trust managers, or, if no recommendation is given, in their own discretion.

By Order of the Board of Trust Managers

H. Kerr Taylor
Chairman of the Board, Chief Executive
Officer and President

Appendix A

FORM OF AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

          THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (the “Merger Agreement”), dated as of ___________ 2009, is by and between AmREIT, a Texas real estate investment trust (“Parent”), and AmREIT, a Maryland real estate investment trust and a wholly-owned subsidiary of Parent (“Subsidiary”).

          WHEREAS, Parent, as of the date hereof, pursuant to its declaration of trust and certain designating resolutions, has the authority to issue 103,000,000 shares of beneficial interest, $0.01 par value per share, consisting of (i) 10,000,000 shares of preferred shares of beneficial interest, $0.01 par value per share (“Parent Preferred Shares”); and 93,000,000 shares of common beneficial interest, $0.01 par value per share, consisting of (v) 50,000,000 shares of Class A common shares (“Parent Class A Common Shares”); (w) 3,000,000 shares of Class B common shares (“Parent Class B Common Shares”); (x) 4,400,000 shares of Class C common shares (“Parent Class C Common Shares”); (y) 17,000,000 shares of Class D common shares (“Parent Class D Common Shares”); and (z) 18,600,000 shares of common shares (together with Parent Class A Common Shares, Parent Class B Common Shares, Parent Class C Common Shares and Parent Class D Common Shares, the “Parent Common Shares”);

          WHEREAS, Subsidiary, as of the date hereof, pursuant to its declaration of trust, has the authority to issue 103,000,000 shares of beneficial interest, $0.01 par value per share, consisting of (i) 10,000,000 shares of preferred shares of beneficial interest, $0.01 par value per share (“Subsidiary Preferred Shares”); and 93,000,000 common shares of beneficial interest, $0.01 par value per share, consisting of (w) 50,000,000 shares of Class A common shares (“Subsidiary Class A Common Shares”); (x) 4,400,000 shares of Class C common shares (“Subsidiary Class C Common Shares”); (y) 17,000,000 shares of Class D common shares (“Subsidiary Class D Common Shares”); and (z) 21,600,000 shares of common shares (together with Subsidiary Class A Common Shares, Subsidiary Class C Common Shares and Subsidiary Class D Common Shares, the “Subsidiary Common Shares”);

          WHEREAS, Parent and Subsidiary desire that Parent merge with and into Subsidiary and that Subsidiary shall continue as the Surviving Company (as hereinafter defined) in such Merger (as hereinafter defined), upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Texas and the laws of the State of Maryland;

          WHEREAS, this Merger Agreement contemplates a tax-deferred merger of Parent with and into Subsidiary in a reorganization pursuant to Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and

          WHEREAS, the board of trust managers of Parent and the board of trustees of Subsidiary have approved this Merger Agreement, and Parent and Subsidiary shall each submit this Merger Agreement to their shareholders for their approval, if required.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree to merge as follows:

ARTICLE 1.

MERGER

          1.1     MERGER. Subject to the terms and conditions of this Merger Agreement, Parent shall be merged with and into Subsidiary (the “Merger”) in accordance with Title 8 of the Corporations and Associations Articles of the Annotated Code of Maryland (the “Maryland REIT Law”) and the Texas Real Estate Investment Trust Act of the State of Texas (the “Texas REIT Act”), and the separate existence of Parent shall cease and Subsidiary shall be the surviving company (which, in its capacity as the surviving company, is hereinafter sometimes referred to as the “Surviving Company”) and continue its corporate existence under the laws of the State of Maryland.

          1.2     EFFECT OF THE MERGER. At the Effective Time of the Merger (as hereinafter defined), the Surviving Company shall possess all the rights, privileges, immunities and franchises, of a public and private nature, of each of Parent and Subsidiary; all property (real, personal and mixed) and all debts due on any account, including subscriptions for shares, and all other choices in action, and every other interest of or belonging to or due to each of Parent and Subsidiary shall vest in the Surviving Company without any further act or deed; the title to any real estate or any interest therein vested by deed or otherwise in Parent shall not revert nor in any way become impaired by reason of the Merger; the Surviving Company shall be responsible and liable for all the liabilities and obligations of each of Parent and Subsidiary; a claim of or against or a pending proceeding by or against Parent or Subsidiary may be prosecuted as if the Merger had not taken place, or the Surviving Company may be substituted in the place of Parent; and neither the rights of creditors nor any liens upon the property of Parent or Subsidiary shall be impaired by the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Parent, its shareholders, board of trust managers and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Company and shall be as effective and binding thereon as the same were with respect to Parent. The requirements of any plans or agreements of Parent involving the issuance or purchase by Parent of any Parent Common Share shall be satisfied by the issuance or purchase of one (1) share of equal class rank of the beneficial interest of the Surviving Company.

          1.3     EFFECTIVE TIME OF THE MERGER. The Merger shall become effective as of the date and time (the “Effective Time”) the following actions are completed: (a) appropriate articles of merger are accepted for record in accordance with Section 501.1 of the Maryland REIT Law; and (b) appropriate articles of merger are filed in accordance with Section 23.40 of the Texas REIT Act.

ARTICLE 2.

NAME, ARTICLES OF INCORPORATION, BYLAWS,
DIRECTORS AND OFFICERS OF THE SURVIVING COMPANY

          2.1     NAME OF SURVIVING CORPORATION. The name of the Surviving Company shall continue to be “AmREIT.”

          2.2     DECLARATION OF TRUST. The Declaration of Trust of Subsidiary shall be the Declaration of Trust of the Surviving Company from and after the Effective Time until amended thereafter as provided therein or by law.

          2.3     TRUSTEES AND OFFICERS. The trustees and officers of Subsidiary at the Effective Time shall be the trustees and officers, respectively, of the Surviving Company from and after the Effective Time and shall hold office in accordance with the Declaration of Trust of the Surviving Company until the next annual meeting of shareholders and until their successors have been duly elected and qualify.

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ARTICLE 3.

CONVERSION AND EXCHANGE OF CERTIFICATES

          3.1     CONVERSION. At the Effective Time, each of the following transactions shall be deemed to occur simultaneously:

                    (a)     Each Parent Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one (1) validly issued, fully paid and non-assessable Subsidiary Common Share of equal class rank as the converted Parent Common Share. Parent Common Shares so converted shall cease to exist as such and shall exist only as Subsidiary Common Shares.

                    (b)     Each warrant, option or other right to purchase Parent Common Shares granted by Parent or any of its subsidiaries under any warrant, stock option or stock purchase plan of Parent and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant, option or other right to purchase, upon the same terms and conditions (other than the exercise price), the number of Subsidiary Common Shares or Subsidiary Preferred Shares, as the case may be, which is equal to one (1) Parent Common Share or Parent Preferred Share that the warrantholder or optionee would have received had he exercised his warrant, option or other right in full immediately prior to the Effective Time (whether or not such warrant, option or other right was then exercisable). The exercise or conversion price per share under each warrant, option or other right shall be proportionately adjusted for the increase in shares to be issued. A number of Subsidiary Common Shares and Subsidiary Preferred Shares shall be reserved by the Surviving Company for issuance upon the exercise of options, warrants, stock purchase rights and other convertible securities equal to the number of Parent Common Shares and Parent Preferred Shares so reserved by Parent immediately prior to the Effective Time.

                    (c)      Each restricted Parent Common Share granted by Parent or any of its subsidiaries under any incentive compensation plan of Parent and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one (1) validly issued, fully paid and non-assessable restricted Subsidiary Common Share. Restricted Parent Common Shares so converted shall cease to exist as such and shall exist only as restricted Subsidiary Class A Common Shares. A number of Subsidiary Common Shares shall be reserved by the Surviving Company for issuance upon the vesting of restricted Parent Common Shares equal to the number of Parent Common Shares so reserved by Parent immediately prior to the Effective Time.

                    (d)     Subsidiary Common Shares issued and outstanding immediately prior to the Effective Time and held by Parent, without any action on the part of Parent or any other person, shall be canceled and retired and resume the status of authorized and unissued Subsidiary Common Shares, and no Subsidiary Common Shares, Subsidiary Preferred Shares or other securities of Subsidiary shall be issued in respect thereof.

3

          3.2     EXCHANGE OF CERTIFICATES.

                    (a)     From and after the Effective Time, each holder of an outstanding certificate which, immediately prior to the Effective Time, represented Parent Common Shares shall be entitled to receive in exchange therefor, upon surrender thereof to the transfer agent designated by the Surviving Company, a certificate or certificates representing the number of Subsidiary Common Shares into which such holder’s Parent Common Shares were converted. Until so surrendered, the outstanding Parent Common Shares to be converted into Subsidiary Common Shares, as provided herein, may be treated by the Surviving Company for all corporate purposes as evidencing the ownership of shares of the Surviving Company as though said surrender and exchange had taken place. Irrespective of whether so surrendered, however, each such outstanding certificate insofar as it purports to represent Parent Common Shares shall be deemed to be canceled and shall be of no further force or effect.

                    (b)     If any certificate for Subsidiary Common Shares is to be issued in a name other than that in which the certificate for Parent Common Shares surrendered in exchange therefor is registered, it shall be a condition of such exchange that the surrendered certificate shall be properly endorsed and otherwise in proper form for transfer and the person requesting such exchange shall pay any transfer and other taxes required by reason of the issuance of certificates for such Subsidiary Common Shares or in a name other than that of the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Surviving Company or its agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, no party hereto shall be liable to a holder of Parent Common Shares for any shares of Subsidiary Common Shares or dividends or distributions thereon delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

ARTICLE 4.

EMPLOYEES AND EMPLOYEE BENEFITS

          The employees and agents of Parent shall become the employees and agents of the Surviving Company and continue to be entitled to the same rights and benefits that they enjoyed as employees and agents of Parent. All benefits that accrue shall carryover and continue unabated. At the Effective Time, any employee benefit plan or incentive compensation plan to which Parent is then a party shall be assumed by, and continue to be the plan of the Surviving Company. To the extent any employee benefit plan or incentive compensation plan of Parent or any of its subsidiaries provides for the issuance or purchase of, or otherwise relates to, Parent Common Shares, Parent Preferred Shares or other securities of Parent, from and after the Effective Time such plan shall be deemed to provide for the issuance or purchase of, or otherwise to relate to, beneficial interests of the Surviving Company.

ARTICLE 5.

CONDITIONS

          Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

          5.1     PARENT SHAREHOLDER APPROVAL. This Merger Agreement and the Merger shall have been adopted and approved by the shareholders of Parent in accordance with Section 23.30 of the Texas REIT Act.

          5.2     SUBSIDIARY SHAREHOLDER APPROVAL. The Declaration of Trust of the Subsidiary shall have been filed in Maryland, and this Merger Agreement shall have been duly adopted and approved by the sole shareholder of Subsidiary pursuant to Section 501.1 of the Maryland REIT Law. The signature of Parent on this Merger Agreement shall constitute its written consent, as the sole shareholder of the Subsidiary, to this Merger Agreement and the Merger.

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          5.3     CONSENTS, ETC. Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of Parent to be necessary or desirable to obtain in connection with the consummation of the Merger including, without limitation, any consents necessary for the assignment of any contract rights, obligations or benefits of Parent to the Surviving Company and any consents of preferred shareholders, lenders or parties to investors’ rights agreements shall have been obtained or the receipt thereof shall have been waived by Parent in its sole discretion.

          5.4     DISSENTERS’ RIGHTS. Pursuant to Section 25.10, et seq., of the Texas REIT Act, no dissenters’ rights are provided for in connection with the Merger. Accordingly, no shareholder of Parent shall have the right or authority to exercise such dissenters’ rights or any similar rights in connection with the consummation of the Merger.

ARTICLE 6.

GENERAL

          6.1     TERMINATION AND ABANDONMENT. This Merger Agreement may be terminated, and the Merger and other transactions provided for herein abandoned, at any time prior to the Effective Time, by action of the board of trust managers of Parent, whether before or after adoption and approval of this Merger Agreement by the shareholders of Parent, if the board of trust managers of Parent determines that the consummation of the transactions provided for herein would not, for any reason, be advisable. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect, and there shall be no liability on the part of either Parent or Subsidiary or their respective board of trust managers or board of trustees, as applicable, or shareholders, except that Parent shall pay all expenses incurred by Parent and Subsidiary in connection with the Merger and this Merger Agreement.

          6.2     AMENDMENT. This Merger Agreement maybe amended by the board of trust managers of Parent and board of trustees of Subsidiary at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Merger Agreement by either the shareholders of Parent or the sole shareholder of Subsidiary shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (ii) alter or change any term of the Declaration of Trust of Subsidiary to be effected by the Merger, or (iii) alter or change any of the terms and conditions of this Merger Agreement, if such alteration or change would adversely affect the holders of the class or series of the stock of such company.

          6.3     DEFERRAL. Consummation of the transactions provided for herein may be deferred by Parent for any period of time if the board of trust managers or president of Parent determines that such deferral would be advisable for any reason.

          6.4     HEADINGS. The headings set forth herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Merger Agreement.

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          6.5     COUNTERPARTS. This Merger Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument.

          6.6     GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the principles of conflicts of laws.

          6.7     FURTHER ASSURANCES. From time to time, as and when required by the Surviving Company or by its successors or assigns, there shall be executed and delivered on behalf of Parent such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Company the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Parent, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Company are fully authorized in the name and on behalf of Parent or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          IN WITNESS WHEREOF, the undersigned have each caused this Merger Agreement to be executed on their respective behalves as of the day and year first above written.

AmREIT, a Texas Real Estate Investment Trust

By:

Name: H. Kerr Taylor
Title: President

AmREIT, a Maryland Real Estate Investment Trust

By:

Name: H. Kerr Taylor
Title: President

6

Appendix B

FORM OF DECLARATION OF TRUST

DECLARATION OF TRUST
OF
AMREIT

     This DECLARATION OF TRUST is hereby adopted as of the date set forth below by the undersigned.

ARTICLE I
FORMATION

          AmREIT (the “Trust”) is a real estate investment trust within the meaning of the Maryland REIT Law. The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the “Code”)).

ARTICLE II
NAME

          The name of the Trust is: AmREIT.

          The Board of Trustees of the Trust (the “Board of Trustees” or “Board”) may change the name of the Trust without approval of the shareholders. Under circumstances in which the Board determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.

ARTICLE III
PURPOSES AND POWERS

          Section 3.1          Purposes. The purposes for which the Trust is formed are to engage in any lawful act or activity, including, without limitation or obligation, to invest in and to acquire, hold, manage, administer, control and dispose of property (including mortgages) or to engage in business as a real estate investment trust (“REIT”) under the Code.

          Section 3.2          Powers. The Trust shall have all of the powers granted to real estate investment trusts by the Maryland REIT Law and all other powers set forth in the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time (the “Declaration of Trust”), that are not inconsistent with law and are appropriate to promote and attain the purposes set forth in the Declaration of Trust.

ARTICLE IV
RESIDENT AGENT

          The name of the resident agent of the Trust in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.

ARTICLE V
BOARD OF TRUSTEES

          Section 5.1          Powers. Subject to any express limitations contained in the Declaration of Trust or in the Bylaws, (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. The Declaration of Trust shall be construed with the presumption in favor of the grant of power and authority to the Board. Any construction of the Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in the Declaration of Trust or in the Bylaws of the Trust (the “Bylaws”) shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Declaration of Trust or the Bylaws or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.

          The Board may, without any action by the shareholders of the Trust, cause the Trust to revoke or otherwise terminate the Trust’s REIT election pursuant to Section 856(g) of the Code.

          The Board, without any action by the shareholders of the Trust, shall have and may exercise, on behalf of the Trust, without limitation, the power to determine that compliance with any restriction or limitation on ownership and transfer of Shares (as hereinafter defined) set forth in Article VII of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; to adopt, amend or repeal the Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of Shares; and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

          Section 5.2          Number and Classification. The number of Trustees of the Trust (hereinafter the “Trustees”) shall initially be four (4), but such number may hereafter be increased or decreased only by the Board of Trustees pursuant to the Bylaws. Notwithstanding the foregoing, if for any reason any or all of the Trustees cease to be Trustees, such event shall not terminate the Trust or affect the Declaration of Trust or the powers of the remaining Trustees. The names of the four (4) Trustees, each of whom shall serve until the first annual meeting of shareholders and until his (or her) successor is duly elected and qualifies, are:

H. Kerr Taylor
Robert S. Cartwright, Jr.
Philip W. Taggart
H.L. Rush, Jr.

Vacancies on the Board of Trustees, whether resulting from an increase in the number of Trustees or otherwise, may be filled only by the Board of Trustees in the manner provided in the Bylaws. Election of Trustees by shareholders shall require the vote and be in accordance with the procedures set forth in the Bylaws.

          It shall not be necessary to list in the Declaration of Trust the names and addresses of any Trustees hereinafter elected.

          Section 5.3            Resignation, Removal or Death. Any Trustee may resign by written notice to the Board, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares (as hereinafter defined) to elect or remove one or more Trustees, a Trustee may be removed at any time, but only with cause, at a meeting of the shareholders, by the affirmative vote of the holders of not less than two-thirds (2/3) of the Shares then outstanding and entitled to vote generally in the election of Trustees.

          Section 5.4           Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees consistent with the Declaration of Trust, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares: the amount of the net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust or of any Shares; the number of Shares of the Trust of any class or series authorized or outstanding; any matter relating to the acquisition, holding and disposition of any assets by the Trust; the amount to be available to fund redemption of Shares pursuant to Section 6.4.4 or Section 6.5.4; the amount of the Optional Redemption Price; or any other matter relating to the business and affairs of the Trust or required or permitted by applicable law, the Declaration of Trust or Bylaws or otherwise to be determined by the Board of Trustees.

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ARTICLE VI
SHARES OF BENEFICIAL INTEREST

          Section 6.1         Authorized Shares. The beneficial interest of the Trust shall be divided into shares of beneficial interest (the “Shares”). The total number of Shares of all classes and series that the Trust has authority to issue is 103,000,000 shares of beneficial interest, $0.01 par value per share, consisting of (i) 10,000,000 preferred shares of beneficial interest, $0.01 par value per share (the “Preferred Shares”); and 93,000,000 common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), consisting of (w) 50,000,000 Common Shares designated as Class A Common Shares (“Class A Common Shares”); (x) 4,400,000 Common Shares designated as Class C Common Shares (“Class C Common Shares”); (y) 17,000,000 Common Shares designated as Class D Common Shares (“Class D Common Shares”); and (z) 21,600,000 Common Shares without further designation as to class or series. If Shares of one class or series are classified or reclassified into Shares of another class or series pursuant to this Article VI, the number of authorized Shares of the former class or series shall be automatically decreased and the number of Shares of the latter class or series shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes and series that the Trust has authority to issue shall not be more than the total number of Shares set forth in the second sentence of this Section 6.1. The Board of Trustees, with the approval of a majority of the entire Board and without any action by the shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has authority to issue.

          Section 6.2          Preferred Shares. The Board of Trustees may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares from time to time, in one or more classes or series of Common Shares or Preferred Shares. Common Shares shall be subject to the express terms of any class or series of Preferred Shares.

          Section 6.3          Class A Common Shares.

                                      Section 6.3.1          Dividends. The holders of Class A Common Shares shall be entitled to receive such dividends as may be declared by the Board out of funds legally available therefor.

                                      Section 6.3.2          Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets, of the Trust, the aggregate assets available for distribution to holders of Class A Common Shares shall be determined in accordance with applicable law. Each holder of Class A Common Shares shall be entitled to receive, ratably with each other holder of Class A Common Shares, that portion of such aggregate assets of the Trust available for distribution as the number of outstanding Class A Common Shares held by such holder bears to the total number of (i) Class A Common Shares then outstanding, (ii) the Class C Common Shares then outstanding, (iii) the Class D Common Shares then outstanding, and (iv) any other class or series of Common Shares then outstanding that rank on a parity with the Class A Common Shares as to the distribution of assets upon liquidation. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Class A Common Shares.

                                      Section 6.3.3          Voting Rights. Except as may be provided in this Declaration of Trust, and subject to the express terms of any series of Preferred Shares, the holders of Class A Common Shares shall have the right to vote on all matters presented to holders of Common Shares, voting together as a single class with the holders of Common Shares of any other class or series entitled to vote thereon, at all meetings of the shareholders of the Trust, and shall be entitled to one (1) vote for each Class A Common Share entitled to vote at such meeting.

          Section 6.4          Class C Common Shares.

                    Section 6.4.1          Dividends. Subject to the preferential rights of any series of Preferred Shares, holders of Class C Common Shares will be entitled to receive, when, as and if authorized by the Board of Trustees and declared by the Trust, out of funds legally available for the payment of dividends, non-cumulative cash dividends in an amount per Class C Common Share equal to $0.70 per annum. Dividends payable on the Class C Common Shares for each full monthly dividend period will be computed by dividing the annual dividend rate by twelve. Dividends with respect to the Class C Common Shares will be non-cumulative from the date of original issuance (the “Issue Date”) and will be payable monthly when, as and if the Board authorizes and the Trust declares a monthly dividend on the Class C Common Shares for that month in its discretion (the last day of each month being a “Dividend Payment Date”). Any dividend payable on the Class C Common Shares for any partial dividend period after the initial dividend period will be computed on the basis of a 360 day year consisting of twelve 30 day months. Dividends will be payable to holders of record as they appear in the shares records of the Trust at the close of business on the applicable record date, which will be the fifteenth (15th) day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board for the payment of dividends that is no more than thirty (30) nor less than ten (10) days prior to the Dividend Payment Date. Holders of Class C Common Shares shall not be entitled to any dividends, whether payable in cash, property or shares, in excess of the non-cumulative dividends, as herein provided on the Class C Common Shares.

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          If any Class C Common Shares are outstanding, no dividends will be declared or paid or set apart for payment on the Class A Common Shares for any period unless full dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Class C Common Shares for the then-current monthly dividend period; provided however, that dividends on the Class A Common Shares may be declared and paid and set apart for payment without regard to whether any dividends were paid or not paid (or declared or not declared) by the Trust on the Class C Common Shares for any past monthly dividend period.

                    Section 6.4.2          Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Trust, subject to the prior rights of any series of Preferred Shares, the holders of Class C Common Shares will share pro rata, with the holders of the Class A Common Shares, the Class C Common Shares, the Class D Common Shares and the holders of any other class or series of Common Shares that rank on a parity with the Class C Common Shares as to the distribution of assets upon liquidation, the assets of the Trust remaining following the payment of all liquidating distributions payable to holders of Shares of the Trust with liquidation rights senior to those of the Common Shares.

                    Section 6.4.3          Mandatory Redemption By The Trust. The Class C Common Shares will not be redeemable prior to the third (3rd) anniversary of the Issue Date. On and after such third (3rd) anniversary date, the Trust, at its option (to the extent the Trust has funds legally available therefor) upon not less than thirty (30) nor more than sixty (60) days’ written notice, may redeem Class C Common Shares, in whole or in part, at any time or from time to time, for, at the option of the holder thereof, either (i) cash at the redemption price per share of $11.00 or (ii) one Class A Common Share per each Class C Common Share redeemed by such holder.

          Notwithstanding the foregoing, unless the full then-current monthly dividends on all Class C Common Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for the then-current monthly dividend period (without regard to whether any dividends were paid or not paid in any prior monthly dividend period), no Class C Common Shares will be redeemed unless all outstanding Class C Common Shares are simultaneously redeemed. The foregoing, however, will not prevent the purchase or acquisition of shares of the Class C Common Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Class C Common Shares. Unless full current monthly dividends on all outstanding Class C Common Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for the then-current monthly dividend period (without regard to whether any dividends were paid or not paid in any prior monthly dividend period), the Trust will not purchase or otherwise acquire, either directly or indirectly through a subsidiary or otherwise, any Class C Common Shares.

          If fewer than all of the outstanding Class C Common Shares are to be redeemed, the number of Shares to be redeemed will be determined by the Trust and those Shares may be redeemed pro rata from the holders of record of those Shares in proportion to the number of those Shares held by the holders (as nearly as may be practicable without creating fractional Class C Common Shares) or any other equitable method determined by the Trust.

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          Class C Common Shares shall be redeemed by the Trust on the date specified in a notice to the holders of the Class C Common Shares (the “Call Date”). Notice of redemption will be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two (2) successive weeks commencing not less than thirty (30) nor more than sixty (60) days’ prior to the redemption date. A similar notice will be mailed by the Trust, postage prepaid, not less than thirty (30) nor more than sixty (60) days’ prior to the redemption date, addressed to the respective holders of record of Class C Common Shares to be redeemed at their respective addresses as they appear on the share transfer records of the Trust. No failure to give notice or any defect therein or in the mailing thereof will affect the validity of the proceeding for the redemption of any Class C Common Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (1) the Call Date; (2) the redemption price; (3) the number of Class C Common Shares to be redeemed; (4) the place or places where the Class C Common Shares are to be surrendered for payment of the redemption price; (5) that dividends on the Shares to be redeemed will cease to accrue on the Call Date; and (6) that any conversion rights will terminate at the close of business on the third (3rd) business day immediately preceding the Call Date. If fewer than all the Class C Common Shares held by any holder are to be redeemed, the notice mailed to that holder will also specify the number of Class C Common Shares to be redeemed from that holder. Notice having been given as aforesaid, from and after the Call Date (unless the Trust shall fail to issue and make available the number of Class A Common Shares and/or amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the Class C Common Shares so called for redemption shall cease to accrue on the Class C Common Shares called for redemption (except that, in the case of a Call Date after a dividend record date and prior to the related Dividend Payment Date, holders of Class C Common Shares on the dividend record date will be entitled on such Dividend Payment Date to receive the dividend payable on such shares, if any), (ii) said Shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Class C Common Shares shall cease (except the rights to receive the Class A Common Shares and/or cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). As promptly as practicable after the surrender in accordance with said notice of the certificates for any such Shares so redeemed (properly endorsed or assigned for transfer, if the Trust shall so require and if the notice shall so state), such holders will be issued certificates representing Class A Common Shares and/or any cash (without interest thereon) for which such Shares have been redeemed in accordance with such notice.

          Upon any redemption of Class C Common Shares, the Trust shall pay in cash to the holder of such shares an amount equal to the dividend accrued and unpaid for the then-current monthly dividend period only (without regard to whether any dividends were paid or not paid in any prior monthly dividend period), if any. Immediately prior to authorizing any redemption of the Class C Common Shares, and as a condition precedent for such redemption, the Trust, by resolution of the Board, shall declare a mandatory dividend on the Class C Common Shares payable in cash on the Call Date in an amount equal to the dividend owed and unpaid for the then-current monthly dividend period (without regard to whether any dividends were paid or not paid in any prior monthly dividend period) on the Class C Common Shares to be redeemed, if any, which amount shall be added to the redemption price. If the Call Date falls after a dividend payment record date and prior to the corresponding Dividend Payment Date, then each holder of Class C Common Shares at the close of business on such dividend payment record date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares prior to such Dividend Payment Date. Except as provided above, the Trust shall make no payment or allowance for accrued dividends on Class C Common Shares called for redemption.

                    Section 6.4.4          Limited Optional Redemption. Subject to and upon compliance with the provisions of this Section 6.4.4, at any time prior to the seventh (7th) anniversary of the Issue Date of the Class C Common Shares, any holder of Class C Common Shares who has held Class C Common Shares for not less than one (1) year may present all or any portion (but not less than twenty-five percent (25%)) of those shares to the Trust for redemption at any time (the “Limited Put Right”). The Trust may, at its sole option, redeem those shares presented for redemption for cash to the extent it has sufficient funds available thereof. Notwithstanding anything to the contrary contained in this Section 6.4.4, at no time during a 12-month period, may the number of Class C Common Shares redeemed by the Trust exceed five percent (5%) of the number of Class C Common Shares outstanding at the beginning of that 12-month period.

          To the extent that the Board decides to accept any shares for redemption under this Section 6.4.4, the Trust will only use the following amounts for redemptions effected under this Section 6.4.4: (1) the full amount of the proceeds from the sale of shares under the Trust’s dividend reinvestment plan (“Reinvestment Proceeds”) attributable to any calendar quarter may be used to redeem shares presented for redemption pursuant to this Section 6.4.4 during that quarter, and (2) at the sole discretion of the Board, up to $100,000 per calendar quarter of the proceeds of any public offering of the Trust’s Common Shares. Any amount of offering proceeds which is available for redemptions under this Section 6.4.4, but which is unused in any quarter, may be carried over to the next succeeding calendar quarter for use in addition to the amount of Reinvestment Proceeds and offering proceeds that would otherwise be available for redemptions under this Section 6.4.4 in such quarter.

          In the event there are insufficient funds to redeem all of the shares for which Limited Put Right requests have been submitted, the Trust will redeem the shares in the order in which such Limited Put Right requests have been received. A holder of Class C Common Shares whose shares are not redeemed pursuant to a Limited Put Right request due to insufficient funds can either (1) ask that the request to redeem the Class C Common Shares be honored at such time, if any, as there are sufficient funds available for redemption of shares pursuant to this Section 6.4.4 (in which event the Limited Put Right request will be retained and those shares will be redeemed before any subsequently received Limited Put Right requests are honored); or (2) withdraw his or her Limited Put Right request. A holder of Class C Common Shares will not relinquish his or her Class C Common Shares until such time as the Trust commits to redeeming such shares pursuant to this Section 6.4.4.

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          Any holder of Class C Common Shares who wishes to have his or her shares redeemed pursuant to this Section 6.4.4 must mail or deliver a written request on a form provided by the Trust and executed by such holder, its trustee or authorized agent, to the Trust or a redemption agent designated by it on such form (such person or entity, the “Redemption Agent”). The Redemption Agent at all times will be registered as a broker-dealer with the Securities and Exchange Commission and each applicable state securities commission. Within thirty (30) days following the Redemption Agent’s receipt of such holder’s request, the Redemption Agent will forward to that holder the documents necessary to effect the redemption, including any signature guarantee the Trust or the Redemption Agent may require. The Redemption Agent will effect the redemption for the calendar quarter provided that it receives the properly completed redemption documents relating to the shares to be redeemed from the holder at least one (1) calendar month prior to the last day of the current calendar quarter and has sufficient funds available to redeem the shares. The effective date of any redemption under this Section 6.4.4 will be the last date during a quarter during which the Redemption Agent receives the properly completed redemption documents.

          Upon the Redemption Agent’s receipt of notice for redemption of shares pursuant to this Section 6.4.4, the redemption price for Class C Common Shares redeemed pursuant to this Section 6.4.4 (the “Optional Redemption Price”) shall initially be $9.00 per share. The Board may, in its sole discretion, adjust the Optional Redemption Price at any time and from time to time in its sole discretion. Any such change in the Optional Redemption Price shall be effective on the tenth (10th) day after the public announcement of such change in the Optional Redemption Price. Any Class C Common Shares acquired pursuant to a redemption under this Section 6.4.4 will be retired and no longer available for issuance by the Trust.

          A holder of Class C Common Shares may present fewer than all of his or her shares to the Trust for redemption; provided, however, that (1) the minimum number of Class C Common Shares which must be presented for redemption pursuant to this Section 6.4.4 shall be at least twenty-five percent (25%) of his or her shares, and (2) if such holder retains any Class C Common Shares, he or she must retain at least $2,500 worth of such shares; provided further, that he or she must only retain $1,000 worth of Class C Common Shares if such shares are held by an Individual Retirement Plan, Keogh Plan or pension plan.

          Notwithstanding anything contained in the Section 6.4.4 or any other provision hereof to the contrary, the Board, in its sole discretion, may suspend the redemption plan at any time it determines that any suspension is in the best interest of the Trust. The Board may suspend the redemption of shares if (1) it determines, in its sole discretion, that the redemption impairs the capital or the operations of the Trust; (2) it determines, in its sole discretion, that an emergency makes such redemption not reasonably practical; (3) any governmental or regulatory agency with jurisdiction over the Trust so demands for the protection of the shareholders; (4) it determines, in its sole discretion, that the redemption would be unlawful; (5) it determines, in its sole discretion, that the redemption, when considered with all other redemptions, sales, assignments, transfers and exchanges of the Trust’s Common Shares, could cause direct or indirect ownership of shares of the Trust’s common stock to become concentrated to an extent which would prevent the Trust from qualifying as a REIT under the Code; or (6) it determines, in its sole discretion, the suspension to otherwise be in the best interest of the Trust. The redemption plan will terminate, and the Trust no longer shall accept shares for redemption at such time as the Class C Common Shares become eligible to convert into Class A Common Shares.

                    Section 6.4.5          Voting Rights. Holders of the Class C Common Shares shall have the right to vote on all matters presented to holders of Common Shares as a single class with all other holders of Common Shares. In any matter in which the Class C Common Shares may vote, including any action by written consent, each Class C Common Share will entitle the holder to one (1) vote. The holders of Class C Common Shares may separately designate a proxy for the vote to which the Class C Common Shares are entitled.

          So long as any Class C Common Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Declaration of Trust, the affirmative vote of at least two-thirds (2/3) of the votes entitled to be cast by the holders of the Class C Common Shares, at the time outstanding, acting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

          (1) Any sale of all or substantially all of the assets of the Trust, any liquidation of the Trust or any amendment, alteration or repeal of any of the provisions of the Declaration of Trust or the Bylaws of the Trust that materially and adversely affects the voting powers, rights or preferences of the holders of the Class C Common Shares; provided, however, that the amendment of the provisions of the Declaration of Trust so as to authorize or create, or to increase the authorized amount of, any shares of any class or series ranking on a parity with the Class C Common Shares in the distribution of assets on any liquidation, dissolution or winding up of the Trust or in the payment of dividends shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Class C Common Shares; or

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          (2) The authorization or creation of, or the increase in the authorized amount of, any Shares of any class or series or any security convertible into Shares of any class or series ranking prior or senior to the Class C Common Shares in the distribution of assets on any liquidation, dissolution or winding up of the Trust or in the payment of dividends;

provided, however, that no such vote of the holders of Class C Common Shares shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior Shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Class C Common Shares at the time outstanding.

                    Section 6.4.6          Conversion.

          Holders of Class C Common Shares shall have the right to convert all or a portion of such shares into Class A Common Shares, as follows:

          (1) Subject to and upon compliance with the provisions of this Section 6.4.6, a holder of Class C Common Shares shall have the right, at such holder’s option, at any time on or after the seventh (7th) anniversary of the Issue Date of such shares, to convert such shares, in whole or in part, into fully-paid and non-assessable shares of authorized but unissued Class A Common Shares at a conversion price equal to the purchase price of the Class C Common Shares plus ten percent (10%) (the “Conversion Amount”). The number of Class A Common Shares to be issued upon conversion shall be determined by dividing the Conversion Amount by the Market Price (as defined in Article VII) of the Class A Common Shares on the date the notice of conversion is received by the Trust; provided, however, that the right to convert Class C Common Shares called for redemption shall terminate at the close of business on the Call Date fixed for such redemption, unless the Trust shall default in making payment upon such redemption.

          (2) In order to exercise the conversion right, the holder of each Class C Common Share to be converted shall send, to the office of the Trust, a written notice to the Trust that the holder thereof elects to convert such share. Each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Trust, duly executed by the holder or such holder’s duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Trust demonstrating that such taxes have been paid).

          Holders of Class C Common Shares at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such dividend payment record date and prior to such Dividend Payment Date. However, Class C Common Shares surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding Dividend Payment Date (except shares converted after the issuance of notice of redemption with respect to a Call Date during such period, such shares being entitled to such dividend on the Dividend Payment Date) must be accompanied by payment of an amount equal to the dividend payable on such shares on such Dividend Payment Date. Except as provided above, the Trust shall make not payment or allowance for unpaid dividends on converted shares or for dividends on the Class A Common Shares issued upon such conversion.

          Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Class C Common Shares shall have been surrendered and such notice shall have been received by the Trust as aforesaid (and, if applicable, payment of an amount equal to the dividend payable on such shares shall have been received by the Trust as above-described) and the person or persons in whose name or names any certificate or certificates for Class A Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date.

          (3) No fractional Class A Common Shares shall be issued upon conversion. Instead any fractional Class A Common Shares that would otherwise be deliverable upon the conversion of Class C Common Shares, the Trust shall pay to the holder of such share an amount in cash based upon the Market Price of the Class A Common Shares.

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          (4) The Conversion Amount shall be adjusted from time to time as follows:

          (i) If the Trust shall, after the Issue Date (a) pay a dividend or make a distribution on any class or series of its Shares in Class A Common Shares; (b) subdivide its outstanding Class A Common Shares into a greater number of shares; (c) combine its outstanding Class A Common Shares into a smaller number of shares; or (d) issue any Shares by reclassification of its Class A Common Shares, the Conversion Amount in effect at the opening of business on the date following the date fixed for the determination of a shareholder entitled to receive such dividend or distribution or at the opening of business on the date following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Class C Common Shares thereafter surrendered for conversion shall be entitled to receive the number of Class A Common Shares (or fraction of a share) that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Class C Common Shares been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subsection (4) of Section 6.4.6 shall become effective immediately after the opening of business on the day next following the record date (except as provided in paragraph (vi) of subsection (4) of this Section 6.4.6) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the date next following the effective date in the case of a subdivision, combination or reclassification.

          (ii) If the Trust shall distribute to all holders of its Class A Common Shares any Shares of capital stock of the Trust (other than Class A Common Shares), evidence of its indebtedness or assets (including cash, but excluding regularly scheduled cash dividends) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Class A Common Shares entitling them for a period expiring within forty-five (45) days after the record date referred to in paragraph (i) of subsection (4) of Section 6.4.6 above to subscribe for or purchase Class A Common Shares, which rights and warrants are referred to in and treated under such paragraph (i) of subsection (4) of Section 6.4.6 above) (any of the foregoing being hereinafter in this paragraph (ii) of subsection (4) of Section 6.4.6 called the “Distribution”), then in each such case the Conversion Amount in effect at the opening of business on the date following the date fixed for the determination of a shareholder entitled to receive such Distribution or at the opening of business on the date following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Class C Common Shares thereafter surrendered for conversion shall be entitled to receive the number of Class A Common Shares (or fraction of a share) that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Class C Common Shares been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subsection (4) of Section 6.4.6 shall become effective immediately after the opening of business on the day next following the record date (except as provided in paragraph (vi) of subsection (4) of Section 6.4.6) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the date next following the effective date in the case of a subdivision, combination or reclassification.

          (iii) If the Trust shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, issuer or self tender offer for all or a substantial portion of the Class A Common Shares outstanding, sale of all or substantially all of the Trust’s assets or recapitalization of the Class A Common Shares, but excluding any transaction as to which paragraph (i) of this subsection (4) of Section 6.4.6 applies) (each of the foregoing being referred to herein as a “Transaction”), in each case as a result of which Class A Common Shares shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each Class C Common Share which is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereupon be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon consummation of such Transaction by a holder of that number of Class A Common Shares, or fraction thereof, into which one (1) Class A Common Share was convertible immediately prior to such Transaction. The Trust shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (iii) of subsection (4) of Section 6.4.6, and it shall not consent or agree to the occurrence of any Transaction until the Trust has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Class C Common Shares that will contain provisions enabling the holders of the Class C Common Shares that remain outstanding after such Transaction to convert into the consideration received by holders of Class A Common Shares at the Conversion Amount in effect immediately prior to such Transaction. The provisions of this paragraph (v) of subsection (4) of Section 6.4.6 shall similarly apply to successive Transactions.

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          (iv) If:

                         (1) the Trust shall authorize the granting to the holders of the Class A Common Shares of rights or warrants to subscribe for or purchase any Shares of any class or series or any other rights or warrants; or

                         (2) there shall be any reclassification of the Class A Common Shares or any consolidation or merger to which the Trust is a party and for which approval of any shares of the Trust is required, or a statutory share exchange, or an issuer or self tender offer by the Trust for all or a substantial portion of its outstanding Class A Common Shares (or an amendment thereto changing the maximum number of shares sought or the amount or type of consideration being offered therefor) or the sale or transfer of all or substantially all of the assets of the Trust as an entirety; or

                         (3) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Trust;

then the Trust shall cause to be mailed to each holder of Class C Common Shares at such holder’s address as shown on the stock records of the Trust, as promptly as possible, but at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (A) the record date for the payment of such dividend, distribution or rights or warrants, or, if a record date is not established, the date as of which the holders of Class A Common Shares of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Class A Common Shares of record shall be entitled to exchange their Class A Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up or (C) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this subsection (4) of Section 6.4.6.

          (v) Whenever the Conversion Amount is adjusted as herein provided, the Trust shall promptly prepare a notice of such adjustment of the Conversion Amount setting forth the adjusted Conversion Amount and the effective date such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Amount to each holder of Class C Common Shares at such holder’s last address as shown on the stock records of the Trust.

          (vi) In any case in which this subsection (4) of Section 6.4.6 provides that an adjustment shall become effective on the day next following the record date for an event, the Trust may defer until the occurrence of such event (A) issuing to the holder of any Class C Common Shares converted after such record date and before the occurrence of such event the additional Class A Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Class A Common Shares issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction.

          (vii) There shall be no adjustment of the Conversion Amount in case of the issuance of any Shares of the Trust in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 6.4.6. If any action or transaction would require adjustment of the Conversion Amount pursuant to more than one paragraph of this subsection (4) of Section 6.4.6, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

          (viii) If the Trust shall take any action affecting the Class A Common Shares, other than action described in this subsection (4) of Section 6.4.6, that in the opinion of the Board would materially adversely affect the conversion rights of the holders of Class C Common Shares, the Conversion Amount for the Class C Common Shares may be adjusted, to the extent permitted by law, in such manner, if any, and at such time as the Board, in its sole discretion, may determine to be equitable under the circumstances.

          (ix) The Trust shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Class A Common Shares solely for the purpose of effecting conversion of the Class C Common Shares, the full number of Class A Common Shares deliverable upon the conversion of all outstanding Class C Common Shares not theretofore converted into Class A Common Shares. For purposes of this paragraph (ix) of subsection (4) of Section 6.4.6, the number of Class A Common Shares that shall be deliverable upon the conversion of all outstanding Class C Common Shares shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

          The Trust covenants that any Class A Common Shares issued upon conversion of the Class C Common Shares shall be validly issued, fully-paid and non-assessable.

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          Section 6.5          Class D Common Shares.

                    Section 6.5.1          Dividends. Subject to the preferential rights of any series of Preferred Shares, holders of Class D Common Shares will be entitled to receive, when, as and if authorized by the Board of Trustees and declared by the Trust, out of funds legally available for the payment of dividends, non-cumulative cash dividends in an amount per Class D Common Share equal to $0.65 per annum. Dividends payable on the Class D Common Shares for each full monthly dividend period will be computed by dividing the annual dividend rate by twelve. Dividends with respect to the Class D Common Shares will be non-cumulative from the date of original issuance (the “Issue Date”) and will be payable monthly when, as and if the Board authorizes and the Trust declares a monthly dividend on the Class D Common Shares for that month in its discretion (the last day of each month being a “Dividend Payment Date”). Any dividend payable on the Class D Common Shares for any partial dividend period after the initial dividend period will be computed on the basis of a 360 day year consisting of twelve 30 day months. Dividends will be payable to holders of record as they appear in the shares records of the Trust at the close of business on the applicable record date, which will be the nineteenth (19th) day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board for the payment of dividends that is no more than thirty (30) nor less than ten (10) days prior to the Dividend Payment Date. Holders of Class C Common Shares shall not be entitled to any dividends, whether payable in cash, property or shares, in excess of non-cumulative dividends, as herein provided on the Class D Common Shares. Dividends may not be paid on the Class D Common Shares unless all dividends then payable on the Trust’s the Class C Common Shares have been paid in full.

                    Section 6.5.2          Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Trust, subject to the prior rights of any class or series of Preferred Shares, the holders of Class D Common Shares will share pro rata, with the holders of the Trust’s Class A Common Shares, the Class C Common Shares and the holders of any other class or series of Common Shares that rank on a parity with the Class D Common Shares as to the distribution of assets upon liquidation, the assets of the Trust remaining following the payment of all liquidating distributions payable to holders of Shares of the Trust with liquidation rights senior to those of the Common Shares.

                    Section 6.5.3          Mandatory Redemption by the Trust. The Class D Common Shares will not be redeemable prior to the first (1st) anniversary of the Issue Date. On and after such first (1st) anniversary date, the Trust, at its option (to the extent the Trust has funds legally available therefor) upon not less than thirty (30) nor more than sixty (60) days’ written notice, may redeem the Class D Common Shares, in whole or in part, at any time or from time to time, for cash at the redemption price per share of $10.00, plus the pro rata portion of the 7.7% conversion premium, based on the number of years the shares are outstanding (for example, if the Class D Common Shares are called on the first anniversary of issuance the call price would be $10.11 per share).

          Notwithstanding the foregoing, unless the full then-current monthly dividends on all Class D Common Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for the then-current monthly dividend period (without regard to whether any dividends were paid or not paid in any prior monthly dividend period), no Class D Common Shares will be redeemed unless all outstanding Class D Common Shares are simultaneously redeemed. The foregoing, however, will not prevent the purchase or acquisition of the Class D Common Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Class D Common Shares. Unless full current monthly dividends on all outstanding Class D Common Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for the then-current monthly dividend period (without regard to whether any dividends were paid or not paid in any prior monthly dividend period), the Trust will not purchase or otherwise acquire, either directly or indirectly through a subsidiary or otherwise, any Class D Common Shares.

          If fewer than all of the outstanding Class D Common Shares are to be redeemed, the number of Shares to be redeemed will be determined by the Trust and those Shares may be redeemed pro rata from the holders of record of those Shares in proportion to the number of those Shares held by the holders (as nearly as may be practicable without creating fractional Class D Common Shares) or any other equitable method determined by the Trust.

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          Class D Common Shares shall be redeemed by the Trust on the date specified in a notice to the holders of the Class D Common Shares (the “Call Date”). Notice of redemption will be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two (2) successive weeks commencing not less than thirty (30) nor more than sixty (60) days’ prior to the redemption date. A similar notice will be mailed by the Trust, postage prepaid, not less than thirty (30) nor more than sixty (60) days’ prior to the redemption date, addressed to the respective holders of record of Class D Common Shares to be redeemed at their respective addresses as they appear on the share transfer records of the Trust. No failure to give notice or any defect therein or in the mailing thereof will affect the validity of the proceeding for the redemption of any Class D Common Shares except as to the holder to whom notice was defective or not given. Each notice shall state (1) the Call Date; (2) the redemption price; (3) the number of Class D Common Shares to be redeemed; (4) the place or places where the Class D Common Shares are to be surrendered for payment of the redemption price; (5) that dividends on the Shares to be redeemed will cease to accrue on the Call Date; and (6) that any conversion rights will terminate at the close of business on the third (3rd) business day immediately preceding the Call Date. If fewer than all the Class D Common Shares held by any holder are to be redeemed, the notice mailed to that holder will also specify the number of Class D Common Shares to be redeemed from that holder. Notice having been given as aforesaid, from and after the Call Date (unless the Trust shall fail to issue and make available the amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the Class D Common Shares so called for redemption shall cease to accrue on the Class D Common Shares called for redemption (except that, in the case of a Call Date after a dividend record date and prior to the related Dividend Payment Date, holders of Class D Common Shares on the dividend record date will be entitled on such Dividend Payment Date to receive the dividend payable on such shares, if any), (ii) said Shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Class D Common Shares shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). As promptly as practicable after the surrender in accordance with said notice of the certificates for any such Shares so redeemed (properly endorsed or assigned for transfer, if the Trust shall so require and if the notice shall so state), such holders will be issued any cash (without interest thereon) for which such shares have been redeemed in accordance with such notice.

          Upon any redemption of Class D Common Shares, the Trust shall pay in cash to the holder of such shares an amount equal to the dividend accrued and unpaid for the then-current monthly dividend period only (without regard to whether any dividends were paid or not paid in any prior monthly dividend period), if any. Immediately prior to authorizing any redemption of the Class D Common Shares, and as a condition precedent for such redemption, the Trust, by resolution of the Board, shall declare a mandatory dividend on the Class D Common Shares payable in cash on the Call Date in an amount equal to the dividend owed and unpaid for the then-current monthly dividend period (without regard to whether any dividends were paid or not paid in any prior monthly dividend period) on the Class D Common Shares to be redeemed, if any, which amount shall be added to the redemption price. If the Call Date falls after a dividend, payment record date and prior to the corresponding Dividend Payment Date, then each holder of Class D Common Shares at the close of business on such dividend payment record date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares prior to such Dividend Payment Date. Except as provided above, the Trust shall make no payment or allowance for accrued dividends on Class D Common Shares called for redemption.

                    Section 6.5.4          Limited Optional Redemption. Subject to and upon compliance with the provisions of this Section 6.5.4, at any time prior to the seventh (7th) anniversary of the Issue Date of the Class D Common Shares, any holder of Class C Common Shares who has held Class D Common Shares for not less than one (1) year may present all or any portion (but not less than twenty-five percent (25%)) of those shares to the Trust for redemption at any time (the “Limited Put Right”). The Trust may, at its sole option, redeem those shares presented for redemption for cash to the extent it has sufficient funds available thereof. Notwithstanding anything to the contrary contained in this Section 6.5.4, at no time during a 12-month period, may the number of Class D Common Shares redeemed by the Trust exceed five percent (5%) of the number of Class D Common Shares outstanding at the beginning of that 12-month period.

          To the extent that the Board decides to accept any shares for redemption under this Section 6.5.4, the Trust will only use the following amounts for redemptions effected under this Section 6.5.4: (1) the full amount of the proceeds from the sale of shares under the Trust’s dividend reinvestment plan (“Reinvestment Proceeds”) attributable to any calendar quarter may be used to redeem shares presented for redemption pursuant to this Section 6.5.4 during that quarter, and (2) at the sole discretion of the Board, up to $100,000 per calendar quarter of the proceeds of any public offering of the Trust’s Common Shares. Any amount of offering proceeds which is available for redemptions under this Section 6.5.4, but which is unused in any quarter, may be carried over to the next succeeding calendar quarter for use in addition to the amount of Reinvestment Proceeds and offering proceeds that would otherwise be available for redemptions under this Section 6.5.4 in such quarter.

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          In the event there are insufficient funds to redeem all of the shares for which Limited Put Right requests have been submitted, the Trust will redeem the shares in the order in which such Limited Put Right requests have been received. A holder of Class D Common Shares whose shares are not redeemed pursuant to a Limited Put Right request due to insufficient funds can either (1) ask that the request to redeem the Class D Common Shares be honored at such time, if any, as there are sufficient funds available for redemption of shares pursuant to this Section 6.5.4 (in which event the Limited Put Right request will be retained and those shares will be redeemed before any subsequently received Limited Put Right requests are honored); or (2) withdraw his or her Limited Put Right request. A holder of Class D Common Shares will not relinquish his or her Class D Common Shares until such time as the Trust commits to redeeming such shares pursuant to this Section 6.5.4.

          Any holder of Class D Common Shares who wishes to have his or her shares redeemed pursuant to this Section 6.5.4 must mail or deliver a written request on a form provided by the Trust and executed by such holder, its trustee or authorized agent, to the Trust or a redemption agent designated by it on such form (such person or entity, the “Redemption Agent”). The Redemption Agent at all times will be registered as a broker-dealer with the Securities and Exchange Commission and each applicable state securities commission. Within thirty (30) days following the Redemption Agent’s receipt of such holder’s request, the Redemption Agent will forward to that holder the documents necessary to effect the redemption, including any signature guarantee the Trust or the Redemption Agent may require. The Redemption Agent will effect the redemption for the calendar quarter provided that it receives the properly completed redemption documents relating to the shares to be redeemed from the holder at least one calendar month prior to the last day of the current calendar quarter and has sufficient funds available to redeem the shares. The effective date of any redemption under this Section 6.5.4 will be the last date during a quarter during which the Redemption Agent receives the properly completed redemption documents.

          Upon the Redemption Agent’s receipt of notice for redemption of shares pursuant to this Section 6.5.4, the redemption price for Class D Common Shares redeemed pursuant to this Section 6.5.4 (the “Optional Redemption Price”) will initially be $10.00 per share. The Board may, in its sole discretion, adjust the Optional Redemption Price at any time and from time to time in its sole discretion. Any such change in the Optional Redemption Price will be effective on the tenth (10th) day after the public announcement of such change in the Optional Redemption Price. Any Class D Common Shares acquired pursuant to a redemption under this Section 6.5.4 will be retired and no longer available for issuance by the Trust.

          A holder of Class D Common Shares may present fewer than all of his or her shares to the Trust for redemption; provided, however, that (1) the minimum number of Class D Common Shares which must be presented for redemption pursuant to this Section 6.5.4 shall be at least twenty-five percent (25%) of his or her shares, and (2) if such holder retains any Class D Common Shares, he or she must retain at least $2,500 worth of such shares; provided further, that he or she must only retain $1,000 worth of Class D Common Shares if such shares are held by an Individual Retirement Plan, Keogh Plan or pension plan.

          Notwithstanding anything contained in this Section 6.5.4 or any other provision hereof to the contrary, the Board, in its sole discretion, may suspend the redemption plan at any time it determines that any suspension is in the best interest of the Trust. The Board may suspend the redemption of shares if (1) it determines, in its sole discretion, that the redemption impairs the capital or the operations of the Trust; (2) it determines, in its sole discretion, that an emergency makes such redemption not reasonably practical; (3) any governmental or regulatory agency with jurisdiction over the Trust so demands for the protection of the shareholders; (4) it determines, in its sole discretion, that the redemption would be unlawful; (5) it determines, in its sole discretion, that the redemption, when considered with all other redemptions, sales, assignments, transfers and exchanges of the Trust’s Common Shares, could cause direct or indirect ownership of shares of the Trust’s common stock to become concentrated to an extent which would prevent the Trust from qualifying as a REIT under the Code; or (6) it determines, in its sole discretion, the suspension to otherwise be in the best interest of the Trust. The redemption plan will terminate, and the Trust no longer shall accept shares for redemption at such time as the Class D Common Shares become eligible to convert into Class A Common Shares.

                    Section 6.5.5          Voting Rights. Holders of the Class D Common Shares shall have the right to vote on all matters presented to holders of Common Shares as a single class with all other holders of Common Shares. In any matter in which the Class D Common Shares may vote, including any action by written consent, each Class D Common Share will entitle the holder to one (1) vote.

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          So long as any Class D Common Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Declaration of Trust, the affirmative vote of at least two-thirds (2/3) of the votes entitled to be cast by the holders of the Class D Common Shares, at the time outstanding, acting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any sale of all or substantially all of the assets of the Trust, any liquidation of the Trust or any amendment, alteration or repeal of any of the provisions of the Declaration of Trust or the Bylaws of the Trust that materially and adversely affects the voting powers, rights or preferences of the holders of the Class D Common Shares; provided, however, that the amendment of the provisions of the Declaration of Trust so as to authorize or create, or to increase the authorized amount of, any shares of any class or series ranking on a parity with or junior to the Class D Common Shares in the distribution of assets on any liquidation, dissolution or winding up of the Trust or in the payment of dividends shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Class D Common Shares; provided further, however, that no such vote of the holders of Class D Common Shares shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior Shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Class D Common Shares at the time outstanding.

                    Section 6.5.6          Conversion.

          Holders of Class D Common Shares shall have the right to convert all or a portion of such shares into Class A Common Shares, as follows:

          (1) Subject to and upon compliance with the provisions of this Section 6.5.6, a holder of Class D Common Shares shall have the right, at such holder’s option, at any time on or after the seventh (7th) anniversary of the Issue Date of such shares, to convert such shares, in whole or in part, into fully-paid and non-assessable shares of authorized but unissued Class A Common Shares at a conversion price equal to the purchase price of the Class C Common Shares plus a 7.7% premium (the “Conversion Amount”). The number of Class A Common Shares to be issued upon conversion shall be determined by dividing the Conversion Amount by the Market Price of the Class A Common Shares on the date the notice of conversion is received by the Trust; provided, however, that the right to convert Class D Common Shares called for redemption shall terminate at the close of business on the third (3rd) business day immediately preceding the Call Date fixed for such redemption, unless the Trust shall default in making payment upon such redemption. All Class D Common Shares acquired through any dividend reinvestment plan adopted by the Trust will be convertible on a dollar-for-dollar basis, based on the dividends invested in such reinvestment plan shares, into our Class A Common Shares, with no premium associated with the conversion. The reinvestment plan shares will be convertible on or after the seventh (7th) anniversary of the issuance of the original Class D Common Shares, the dividends of which were used to acquire the reinvestment plan shares.

          (2) In order to exercise the conversion right, the holder of each Class D Common Share to be converted shall send, to the office of the Trust, a written notice to the Trust that the holder thereof elects to convert such share. Each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Trust, duly executed by the holder or such holder’s duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Trust demonstrating that such taxes have been paid).

          Holders of Class D Common Shares at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such dividend payment record date and prior to such Dividend Payment Date. However, Class D Common Shares surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding Dividend Payment Date (except shares converted after the issuance of notice of redemption with respect to a Call Date during such period, such shares being entitled to such dividend on the Dividend Payment Date) must be accompanied by payment of an amount equal to the dividend payable on such shares on such Dividend Payment Date. Except as provided above, the Trust shall make not payment or allowance for unpaid dividends on converted shares or for dividends on the Class A Common Shares issued upon such conversion.

          Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Class D Common Shares shall have been surrendered and such notice shall have been received by the Trust as aforesaid (and, if applicable, payment of an amount equal to the dividend payable on such shares shall have been received by the Trust as above-described) and the person or persons in whose name or names any certificate or certificates for Class A Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date.

          (3) No fractional Class A Common Shares shall be issued upon conversion. Instead any fractional Class A Common Shares that would otherwise be deliverable upon the conversion of Class D Common Shares, the Trust shall pay to the holder of such share an amount in cash based upon the Market Price of the Class A Common Shares.

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          (4) The Conversion Amount shall be adjusted from time to time as follows:

          (i) If the Trust shall, after the Issue Date (a) pay a dividend or make a distribution on any class or series of its Shares in Class A Common Shares, (b) subdivide its outstanding Class A Common Shares into a greater number of shares, (c) combine its outstanding Class A Common Shares into a smaller number of shares or (d) issue any Shares by reclassification of its Class A Common Shares, the Conversion Amount in effect at the opening of business on the date following the date fixed for the determination of a shareholder entitled to receive such dividend or distribution or at the opening of business on the date following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Class D Common Shares thereafter surrendered for conversion shall be entitled to receive the number of Class A Common Shares (or fraction of a share) that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Class D Common Shares been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subsection (4) of Section 6.5.6 shall become effective immediately after the opening of business on the day next following the record date (except as provided in paragraph (vi) of subsection (4) of Section 6.5.6 below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the date next following the effective date in the case of a subdivision, combination or reclassification.

          (ii) If the Trust shall distribute to all holders of its Class A Common Shares any Shares of capital stock of the Trust (other than Class A Common Shares), evidence of its indebtedness or assets (including cash, but excluding regularly scheduled cash dividends) or rights or warrants to subscribe for or purchase any of its securities (any of the foregoing being hereinafter in this paragraph (ii) of subsection (4) of Section 6.5.6 called the “Distribution”), then in each such case the Conversion Amount in effect at the opening of business on the date following the date fixed for the determination of a shareholder entitled to receive such Distribution or at the opening of business on the date following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Class D Common Shares thereafter surrendered for conversion shall be entitled to receive the number of Class A Common Shares (or fraction of a share) that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Class D Common Shares been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subsection (4) of Section 6.5.6 shall become effective immediately after the opening of business on the day next following the record date (except as provided in paragraph (vi) of subsection (4) of Section 6.5.6 below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the date next following the effective date in the case of a subdivision, combination or reclassification.

          (iii) If the Trust shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, issuer or self tender offer for all or a substantial portion of the Class A Common. Shares outstanding, sale of all or substantially all of the Trust’s assets or recapitalization of the Class A Common Shares, but excluding any transaction as to which paragraph (i) of this subsection (4) of Section 6.5.6 applies) (each of the foregoing being referred to herein as a “Transaction”), in each case as a result of which Class A Common Shares shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each Class D Common Share which is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereupon be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon consummation of such Transaction by a holder of that number of Class A Common Shares, or fraction thereof, into which one (1) Class A Common Share was convertible immediately prior to such Transaction. The Trust shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (iii) of subsection (4) of Section 6.5.6, and it shall not consent or agree to the occurrence of any Transaction until the Trust has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Class D Common Shares that will contain provisions enabling the holders of the Class D Common Shares that remain outstanding after such Transaction to convert into the consideration received by holders of Class A Common Shares at the Conversion Amount effect immediately prior to such Transaction. The provisions of this paragraph (v) of subsection (4) of Section 6.5.6 shall similarly apply to successive Transactions.

          (iv) If:

          (1) the Trust shall authorize the granting to the holders of the Class A Common Shares of rights or warrants to subscribe for or purchase any Shares of any class or series or any other rights or warrants; or

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          (2) there shall be any reclassification of the Class A Common Shares or any consolidation or merger to which the Trust is a party and for which approval of any shares of the Trust is required, or a statutory share exchange, or an issuer or self tender offer by the Trust for all or a substantial portion of its outstanding Class A Common Shares (or an amendment thereto changing the maximum number of shares sought or the amount or type of consideration being offered therefor) or the sale or transfer of all or substantially all of the assets of the Trust as an entirety; or

          (3) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Trust, then the Trust shall cause to be mailed to each holder of Class D Common Shares at such holder’s address as shown on the stock records of the Trust, as promptly as possible, but at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (A) the record date for the payment of such dividend, distribution or rights or warrants, or, if a record date is not established, the date as of which the holders of Class A Common Shares of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Class A Common Shares of record shall be entitled to exchange their Class A Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up or (C) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this subsection (4) of Section 6.5.6.

          (v) Whenever the Conversion Amount is adjusted as herein provided, the Trust shall promptly prepare a notice of such adjustment of the Conversion Amount setting forth the adjusted Conversion Amount and the effective date such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Amount to each holder of Class D Common Shares at such holder’s last address as shown on the stock records of the Trust.

          (vi) In any case in which this subsection (4) of Section 6.5.6 provides that an adjustment shall become effective on the day next following the record date for an event, the Trust may defer until the occurrence of such event (A) issuing to the holder of any Class D Common Shares converted after such record date and before the occurrence of such event the additional Class A Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Class A Common Shares issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction.

          (vii) There shall be no adjustment of the Conversion Amount in case of the issuance of any Shares of the Trust in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 6.5.6. If any action or transaction would require adjustment of the Conversion Amount pursuant to more than one paragraph of this subsection (4) of Section 6.5.6, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

          (viii) If the Trust shall take any action affecting the Class A Common Shares, other than action described in this subsection (4) of Section 6.5.6, that in the opinion of the Board would materially adversely affect the conversion rights of the holders of Class D Common Shares, the Conversion Amount for the Class D Common Shares may be adjusted, to the extent permitted by law, in such manner, if any, and at such time as the Board, in its sole discretion, may determine to be equitable under the circumstances.

          (ix) The Trust shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Class A Common Shares solely for the purpose of effecting conversion of the Class D Common Shares, the full number of Class A Common Shares deliverable upon the conversion of all outstanding Class D Common Shares not theretofore converted into Class A Common Shares. For purposes of this paragraph (ix) of subsection (4) of Section 6.5.6, the number of Class A Common Shares that shall be deliverable upon the conversion of all outstanding Class D Common Shares shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

          The Trust covenants that any Class A Common Shares issued upon conversion of the Class D Common Shares shall be validly issued, fully-paid and non-assessable.

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          Section 6.6          Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any additional class or series the Board of Trustees by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set, subject to the provisions of Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of Shares set pursuant to clause (c) of this Section 6.6 may be made dependent upon facts ascertainable outside the Declaration of Trust (including the occurrence of any event, including a determination or action by the Trust or any other person or body) and may vary among holders thereof, provided that the manner in which such facts or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.

          Section 6.7          Authorization by Board of Share Issuance. Except as otherwise provided in this Declaration of Trust, the Board of Trustees may authorize, without approval of any shareholder, the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a Share dividend or Share split), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the Bylaws.

          Section 6.8          Dividends and Distributions. Except as otherwise provided in this Declaration of Trust, the Board of Trustees may from time to time authorize and the Trust may declare to shareholders such dividends or distributions in cash or other assets of the Trust or in securities of the Trust or from any other source as the Board of Trustees in its discretion shall determine. The Board of Trustees shall endeavor to authorize, and the Trust shall endeavor to declare and pay, such dividends and distributions as shall be necessary for the Trust to qualify as a REIT under the Code; however, shareholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared and publicly disclosed by the Trust. The exercise of the powers and rights of the Board of Trustees pursuant to this Section 6.8 shall be subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the Bylaws and to the terms of any class or series of Shares at the time outstanding.

          Section 6.9          Transferable Shares; Preferential Dividends. Notwithstanding any other provision in the Declaration of Trust, no determination shall be made by the Board of Trustees nor shall any transaction be entered into by the Trust that would cause any Shares or other beneficial interest in the Trust not to constitute “transferable shares” or “transferable certificates of beneficial interest” under Section 856(a)(2) of the Code or that would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

          Section 6.10        General Nature of Shares. All Shares shall be personal property entitling the shareholders only to those rights provided in the Declaration of Trust. The shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the property of the Trust. The death of a shareholder shall not terminate the Trust. The Trust is entitled to treat as shareholders only those persons in whose names Shares are registered as holders of Shares on the share ledger of the Trust.

          Section 6.11        Fractional Shares. Subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the Bylaws, the Trust may, without the consent or approval of any shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

          Section 6.12        Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding shares of any class or series of Shares, without a vote of shareholders so long as the number of shares combined into one share in any such combination or series of combinations within any period of twelve months is not greater than ten.

          Section 6.13        Declaration of Trust and Bylaws. The rights of all shareholders and the terms of all Shares are subject to the provisions of the Declaration of Trust and the Bylaws.

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ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

          Section 7.1          Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

          Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

          Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

          Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.7, provided that each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) and 170(c)(2) of the Code.

          Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 7.2.1(b)(i) and Section 7.3.1.

          Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.

          Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person who is or would be treated as an owner of such Shares either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Own,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

          Designated Investment Entity. The term “Designated Investment Entity” shall mean either (i) a pension trust that qualifies for look-through treatment under Section 856(h) of the Code, (ii) an entity that qualifies as a regulated investment company under Section 851 of the Code, or (iii) a Qualified Investment Manager; provided that each beneficial owner of such entity would satisfy the Ownership Limit if such beneficial owner owned directly its proportionate share of the Shares that are held by such Designated Investment Entity.

          Designated Investment Entity Limit. The term “Designated Investment Entity Limit” shall mean with respect to the Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares.

          Initial Date. The term “Initial Date” shall mean the date upon which this Declaration of Trust is filed with and accepted for record by the SDAT.

          Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.

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          NYSE. The term “NYSE” shall mean The New York Stock Exchange.

          Ownership Limit. The term “Ownership Limit” shall mean (i) with respect to the Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares of all classes and series; and (ii) with respect to any class or series of Preferred Shares, 9.8% (in value or number of Shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Shares.

          Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

          Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

          Qualified Investment Manager. The term “Qualified Investment Manager” shall mean an entity (i) who for compensation engages in the business of advising others as to the value of securities or as to the advisability of investing in, purchasing, or selling securities; (ii) who purchases securities in the ordinary course of its business and not with the purpose or effect of changing or influencing control of the Trust, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) who has or shares voting power and investment power within the meaning of Rule 13d-3(a) under the Exchange Act. A Qualified Investment Manager shall be deemed to beneficially own all Common Shares beneficially owned by each of its affiliates, after application of the beneficial ownership rules under Section 13(d)(3) of the Exchange Act; provided such affiliate meets the requirements set forth in the preceding clause (ii).

          Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

          Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends or distributions on Shares, including (a) a change in the capital structure of the Trust, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of Section 544 of the Code, as modified by Section 856(h) of the Code, (c) the granting or exercise of any option or warrant (or any disposition of any option or warrant), pledge, security interest, or similar right to acquire Shares, (d) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

          Section 7.2          Shares.

                  Section 7.2.1          Ownership Limitations. Except as otherwise provided in this Article VII, during the period commencing on the Initial Date and prior to the Restriction Termination Date:

(a) Basic Restrictions.

                                        (i)          (1)          No Person shall Beneficially Own or Constructively Own Common Shares in excess of the Ownership Limit, other than a Designated Investment Entity, which shall not Beneficially Own or Constructively Own Common Shares in excess of the Designated Investment Entity Limit; and

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(2) No Person shall Beneficially Own or Constructively Own Preferred Shares in excess of the Ownership Limit.

                                        (ii)          No Person shall Beneficially Own or Constructively Own Shares to the extent that (1) such Beneficial Ownership of Shares would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust otherwise failing to qualify as a REIT.

                                        (iii)         No Person shall Transfer any Shares if, as a result of the Transfer, the Shares would be beneficially owned by less than 100 Persons (determined without reference to the rules of attribution under Section 544 of the Code). Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.2.1(a)(i) or (ii),

                                        (i)           then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole Share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

                                        (ii)          if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

                    Section 7.2.2         Remedies for Breach. If the Board of Trustees or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Shares in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Trustees or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or a committee thereof.

                    Section 7.2.3         Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial or Constructive Ownership of Shares that will or may violate Section 7.2.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, shall give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such acquisition or ownership on the Trust’s status as a REIT.

                    Section 7.2.4         Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

                         (a)           every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held; provided, that a shareholder of record who holds outstanding Shares as nominee for another Person, which other Person is required to include in gross income the dividends or distributions received on such Shares (an “Actual Owner”), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the shareholder of record is nominee. Each owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT and to ensure compliance with the Ownership Limit or Designated Investment Entity Limit applicable to such owner; and

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                         (b)           each Person who is a Beneficial Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

                    Section 7.2.5          Remedies Not Limited. Subject to Sections 5.1 and 7.4 of the Declaration of Trust, nothing contained in this Section 7.2 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust’s status as a REIT.

                    Section 7.2.6          Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Trustees shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. If Section 7.2 or 7.3 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

                    Section 7.2.7          Exemptions from the Ownership Limit.

                         (a)            The Board, in its sole discretion, may exempt, prospectively or retroactively, a Person from the Ownership Limit or Designated Investment Entity Limit if: (i) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that such Person is not an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code); (ii) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that no Person who is an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would be considered to Beneficially Own Shares in excess of the Ownership Limit or Designated Investment Entity Limit by reason of such Person’s ownership of Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to the exemption granted under this subparagraph (a); (iii) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that clause (2) of subparagraph (a)(ii) of Section 7.2.1 will not be violated by reason of such Person’s ownership of Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to the exemption granted under this subparagraph (a); and (iv) such Person provides to the Board such representations and undertakings, if any, as the Board may, in its reasonable discretion, require to ensure that the conditions in clauses (i), (ii) and (iii) hereof are satisfied and will continue to be satisfied throughout the period during which such Person owns Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to any exemption thereto granted under this subparagraph (a), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 with respect to Shares held in excess of the Ownership Limit or Designated Investment Entity Limit with respect to such Person (determined without regard to the exemption granted such Person under this subparagraph (a)).

                         (b)            Prior to granting any exemption pursuant to subparagraph (a), the Board, in its sole and absolute discretion, may require a ruling from the IRS or an opinion of counsel, in either case in form and substance satisfactory to the Board, in its sole and absolute discretion as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT; provided, however, that the Board shall not be obligated to require obtaining a favorable ruling or opinion in order to grant an exception hereunder.

                         (c)            Subject to Section 7.2.1(a)(ii), an underwriter that participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit or Designated Investment Entity Limit, but only to the extent necessary to facilitate such public offering or private placement.

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                    Section 7.2.8          Increase in Ownership Limit or Designated Investment Entity Limit. The Board of Trustees may increase the Ownership Limit or Designated Investment Entity Limit for one or more Persons and decrease the Ownership Limit or Designated Investment Entity Ownership Limit for all other Persons subject to the limitations provided in this Section 7.2.8.

                         (a)            The decreased Ownership Limit and/or Designated Investment Entity Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Ownership Limit and/or Designated Investment Entity Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Ownership Limit and/or Designated Investment Entity Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Ownership Limit and/or Designated Investment Entity Ownership Limit.

                         (b)            The Ownership Limit or Designated Investment Entity Limit may not be increased if, after giving effect to such increase, five Persons who are considered individuals pursuant to Section 542 of the Code, as modified by Section 856(h)(3) of the Code, could Beneficially Own, in the aggregate, more than 49% of the value of the outstanding Shares.

                         (c)            Prior to the modification of the Ownership Limit or Designated Investment Entity Limit pursuant to this Section 7.2.8, the Board, in its sole and absolute discretion, may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT if the modification in the Ownership Limit or Designated Investment Entity Limit were to be made.

                    Section 7.2.9          Legend. Any certificate evidencing Shares shall bear substantially the following legend:

The shares evidenced by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer. Subject to certain further restrictions and except as expressly provided in the Trust’s Declaration of Trust, (i) no Person may Beneficially Own or Constructively Own Common Shares in excess of 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares of all classes and series, other than a Designated Investment Entity; (ii) no Person may Beneficially Own or Constructively Own Preferred Shares of any class or series in excess of 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Shares; (iii) no Designated Investment Entity may Beneficially Own or Constructively Own Common Shares in excess of 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares; (iv) no Person may Beneficially Own Shares that would result in the Trust being “closely held” under Section 856(h) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise cause the Trust to fail to qualify as a real estate investment trust under the Code; and (v) no Person may Transfer Shares if such Transfer would result in Shares of the Trust being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which cause or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the limitations set forth in the Declaration of Trust must immediately notify the Trust. If any of the restrictions on transfer or ownership are violated, the Shares evidenced hereby will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Trust may redeem Shares upon the terms and conditions specified by the Board of Trustees in its sole discretion if the Board of Trustees determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. A Person who attempts to Beneficially Own or Constructively Own Shares in violation of the ownership limitations described above shall have no claim, cause of action, or any recourse whatsoever against a transferor of such Shares. All capitalized terms in this legend have the meanings defined in the Trust’s Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares on request and without charge.

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          Instead of the foregoing legend, a certificate may state that the Trust will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.

          Section 7.3          Transfer of Shares in Trust.

                    Section 7.3.1          Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.3.7.

                    Section 7.3.2          Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Trust. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Shares.

                    Section 7.3.3          Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

                    Section 7.3.4          Rights Upon Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares or such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of the Trust, in accordance with Section 7.3.5.

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                    Section 7.3.5          Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.5. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per Share received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.5, such excess shall be paid to the Charitable Trustee upon demand. The Charitable Trustee shall have the right and power (but not the obligation) to offer any Share held in trust for sale to the Trust on such terms and conditions as the Charitable Trustee shall deem appropriate.

                    Section 7.3.6          Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 7.3.5. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

                    Section 7.3.7          Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) or 170(c)(2) of the Code.

          Section 7.4          Transactions on Exchange. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

          Section 7.5          Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

          Section 7.6          Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII
SHAREHOLDERS

          Section 8.1          Meetings. There shall be an annual meeting of the shareholders, to be held on proper notice at such time (after the delivery of the annual report) and convenient location as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Trustees, and for the transaction of any other business within the powers of the Trust. Except as otherwise provided in the Declaration of Trust, special meetings of shareholders may be called only in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.

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          Section 8.2          Voting Rights. Subject to the provisions of any class or series of Shares then outstanding, the shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 5.2 and the removal of Trustees as provided in Section 5.3; (b) amendment of the Declaration of Trust as provided in Article X; (c) termination of the Trust as provided in Section 12.2; (d) merger or consolidation of the Trust, or the sale or disposition of substantially all of the property of the Trust, as provided in Article XI; (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification; and (f) such other matters as may be properly brought before a meeting by a shareholder pursuant to the Bylaws. Except with respect to the matters described in clauses (a) through (e) above, no action taken by the shareholders at any meeting shall in any way bind the Board of Trustees.

          Section 8.3          Preemptive and Appraisal Rights. Except as otherwise set forth in this Declaration of Trust or as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.6, or as may otherwise be provided by contract approved by the Board of Trustees, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Trust which it may issue or sell. Except as specifically set forth in this Section 8.3, holders of Shares shall not be entitled to exercise any rights of an objecting shareholder provided for under the Maryland REIT Law and Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Trustees, upon the affirmative vote of a majority of the Board of Trustees, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights. Notwithstanding as otherwise set forth in this Section 8.3, holders of Shares shall be entitled to exercise any rights of an objecting shareholder provided for under the Maryland REIT Law and Title 3, Subtitle 2 of the MGCL if (i) the Trust is a party to a merger, (ii) as of the record date fixed to determine the shareholders entitled to vote on a plan of merger, the Shares of the Trust are held of record by less than 2,000 holders; and (iii) consideration for the Shares of the Trust are shares of a surviving domestic or foreign entity, which, immediately after the effective date of the merger, will be held of record by less than 2,000 holders.

          Section 8.4          Extraordinary Actions. Except as specifically provided in Section 5.3 (relating to removal of Trustees) and in Article X, notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

          Section 8.5          Board Approval. The submission of any action of the Trust to the shareholders for their consideration shall first be recommended, approved or declared advisable by the Board of Trustees.

          Section 8.6          Action by Shareholders without a Meeting. No action required or permitted to be taken by the shareholders may be taken without a meeting by less than unanimous written or electronic consent of the shareholders of the Trust.

ARTICLE IX
LIABILITY LIMITATION, INDEMNIFICATION
AND TRANSACTIONS WITH THE TRUST

          Section 9.1          Limitation of Shareholder Liability. No shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Trust by reason of his being a shareholder.

          Section 9.2          Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a Maryland real estate investment trust, no present or former Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages. Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of the Declaration of Trust inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

          Section 9.3          Indemnification. The Trust shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former shareholder, Trustee or officer of the Trust and (b) any individual who, while a Trustee or officer of the Trust and at the request of the Trust, serves or has served as a director, officer, partner, trustee, employee or agent of another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise) from and against any claim or liability to which he or she may become subject by reason of his or her status as a present or former shareholder, Trustee or officer of the Trust or service in any such capacity. The Trust shall have the power, with the approval of its Board of Trustees, to provide such indemnification or advancement of expenses to any present or former Trustee or officer who served a predecessor of the Trust, and to any employee or agent of the Trust or a predecessor of the Trust. Any amendment of this section shall be prospective only and shall not affect the applicability of this section with respect to any act or failure to act that occurred prior to such amendment.

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          Section 9.4           Transactions Between the Trust and its Trustees, Officers, Employees and Agents. Subject to any express restrictions in the Declaration of Trust or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.

          Section 9.5           Express Exculpatory Clauses in Instruments. The Board of Trustees may cause to be inserted in every written agreement, undertaking or obligation made or issued on behalf of the Trust, an appropriate provision to the effect that neither the shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the property of the Trust for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any shareholder, Trustee, officer, employee or agent liable thereunder to any third party nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.

ARTICLE X
AMENDMENTS

          Section 10.1          General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including, without limitation, any amendment altering the terms or contract rights, as expressly set forth in the Declaration of Trust, of any Shares. All rights and powers conferred by the Declaration of Trust on shareholders, Trustees and officers are granted subject to this reservation. The Trust shall file Articles of Amendment as required by Maryland law. All references to the Declaration of Trust shall include all amendments thereto.

          Section 10.2          By Trustees. The Trustees may amend the Declaration of Trust from time to time, in the manner provided by the Maryland REIT Law, without any action by the shareholders: (i) to qualify as a real estate investment trust under the Code or under the Maryland REIT Law, (ii) in any respect in which the charter of a Maryland corporation may be amended without stockholder approval, and (iii) as otherwise provided in the Declaration of Trust.

          Section 10.3          By Shareholders. Except as otherwise provided in this Declaration of Trust, any amendment to the Declaration of Trust shall be valid only after the Board of Trustees has adopted a resolution setting forth the proposed amendment and declaring such amendment advisable, and such amendment has been approved by the affirmative vote of the holders of not less than a majority of the shares then outstanding and entitled to vote thereon. However, any amendment to Section 5.3 or to this sentence of the Declaration of Trust shall be valid only if declared advisable by the Board of Trustees and approved by the affirmative vote of holders of Shares entitled to cast not less than two-thirds (2/3) of all the votes entitled to be cast on the matter.

          Section 10.4          Bylaws. The Board of Trustees shall have the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

ARTICLE XI
MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY

          Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust with or into another entity or merge another entity into the Trust, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the property of the Trust. The Board of Trustees proposing such action shall adopt a resolution that declares the proposed transaction is advisable on substantially the terms and conditions set forth or referred to in the resolutions, and, except as otherwise permitted by Maryland law, direct that the proposed transaction be submitted for consideration by the shareholders. If submitted for consideration by the shareholders, the transaction must be approved by the affirmative vote of holders of Shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter.

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ARTICLE XII
DURATION AND TERMINATION OF TRUST

          Section 12.1          Duration. The Trust shall continue perpetually unless terminated pursuant to Section 12.2 or pursuant to any applicable provision of the Maryland REIT Law.

          Section 12.2          Termination.

              (a)           Subject to the provisions of any class or series of Shares at the time outstanding, adoption of a resolution by the Board of Trustees declaring that the termination of the Trust is advisable and submission of the matter by the Board of Trustees to the shareholders for approval, the Trust may be terminated at any meeting of shareholders, by the affirmative vote of holders of Shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter. Upon the termination of the Trust:

(i) The Trust shall carry on no business except for the purpose of winding up its affairs.

                              (ii)         The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust’s contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business. The Trustees may appoint any officer of the Trust or any other person to supervise the winding up of the affairs of the Trust and delegate to such officer or such person any or all powers of the Trustees in this regard.

                              (iii)        After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust among the shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

              (b)           After termination of the Trust, the liquidation of its business and the distribution to the shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all shareholders shall cease.

ARTICLE XIII
MISCELLANEOUS

          Section 13.1          Governing Law. The Declaration of Trust is executed by the undersigned Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed in accordance with the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

          Section 13.2          Reliance by Third Parties. Any certificate shall be final and conclusive as to any person dealing with the Trust if executed by the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Trustees or shareholders; (d) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to the Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact relating to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trust on its behalf or by any officer, employee or agent of the Trust.

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          Section 13.3          Severability.

              (a)           The provisions of the Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, the Maryland REIT Law or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of the Declaration of Trust, even without any amendment of the Declaration of Trust pursuant to Article X and without affecting or impairing any of the remaining provisions of the Declaration of Trust or rendering invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board shall amend the Declaration of Trust in the manner provided in Section 10.2.

              (b)           If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

          Section 13.4          Construction. In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of the Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made by the Trustees or officers, to the extent appropriate and not inconsistent with the Code or the Maryland REIT Law, to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the Corporations and Associations Article of the Annotated Code of Maryland, the Trust shall be included within the definition of “corporation” for purposes of such provisions.

          Section 13.5          Recordation. This Declaration of Trust and any articles of amendment hereto or articles supplementary hereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record the Declaration of Trust or any articles of amendment or articles supplementary hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment or supplement hereto. A restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various articles of amendment and articles supplementary thereto.

          IN WITNESS WHEREOF, the Trust has caused this Declaration of Trust to be signed in its name and on its behalf by its President and attested to by its Secretary on this ______ day of ____________, 2009.

ATTEST:	AMREIT

(SEAL)
Name:	Name:
Title: Secretary	Title: President

27

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 20, 2009

10:00 A.M. Central Daylight Time

Eight Greenway Plaza

Suite 1000

Houston, TX 77046

AmREIT Eight Greenway Plaza, Suite 1000 Houston, TX 77046	proxy

This Proxy is Solicited to all Class A, C and D Common Shareholders

on Behalf of the Board of Trust Managers.

The shareholder of AmREIT, a Texas real estate investment trust, whose name and signature appear on the reverse side of this card, having received the notice of the Annual Meeting of shareholders and the related proxy statement for AmREIT’s Annual Meeting of shareholders to be held at Eight Greenway Plaza, Suite 1000, Houston, Texas, on Wednesday, May 20, 2009 at 10:00 A.M., Central Daylight time, hereby appoints H. Kerr Taylor and Chad Braun, or each of them, the proxies of the shareholder, each with full power of substitution, to vote at the Annual Meeting, and at any adjournments or postponements of the Annual Meeting, all common shares, par value $0.01 per share, held of record by the shareholder on March 27, 2009 in the manner shown on the reverse side of this card.

This proxy is solicited by the Board of Trust Managers and the common shares represented hereby will be voted in accordance with the shareholder’s directions on the reverse side of this card. If no direction is given, then the shares represented by this proxy will be voted FOR proposals 1 and 2, and in the proxies’ discretion on any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof, subject to limitations set forth in applicable regulations under the Securities Exchange Act of 1934.

Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

See reverse for voting instructions.

COMPANY #

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET – www.eproxy.com/amy
Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 19, 2009.

PHONE – 1-800-560-1965
Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 19, 2009.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 20, 2009:

This proxy statement and AmREIT’s Annual Report to Shareholders for the fiscal year ended December 31, 2008 are available at

www.amreit.com/fw/main/Proxy-1257.html.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

\/   Please detach here   \/

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of trust managers:	01 Robert J. Cartwright 02 Philip Taggart	03 H.L. “Hank” Rush, Jr. 04 H. Kerr Taylor	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.

Change our state of organization from Texas to Maryland pursuant to a merger of AmREIT directly with and into a Maryland real estate investment trust formed for the sole purpose of the reorganization, and the conversion of each outstanding common share of beneficial interest of any class of AmREIT into one common share of beneficial interest of the same class of the surviving Maryland real estate investment trust. Approval of the proposal constitutes approval of all provisions set forth in the Maryland declaration of trust.

	☐	Vote FOR the reorganization from Texas to Maryland	☐	Vote Against the reorganization from Texas to Maryland	☐	Abstain

3.	To transact any other business, properly be brought before the annual meeting or any adjournments or postponements thereof.

This proxy, when properly executed and delivered, will be voted as specified. If no specification is made, this proxy will be voted FOR proposals 1 and 2. The proxies cannot vote your shares unless you sign and return this card.

Address Change? Mark Box ☐ Indicate changes below: Date _______________________________________________

The undersigned hereby revokes any proxy previously given with respect to our common shares and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof. Note: Please sign exactly as name(s) appear(s) on this card. When shares are held jointly, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. When executed by a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner, giving title. Please sign, date and mail this proxy promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

Signature(s) in Box